AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2026.
No. 333-193135
No. 811-22927

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 98	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 102	☒

Invesco Actively Managed Exchange-Traded
Commodity Fund Trust
(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (800) 983-0903
Adam Henkel, Esquire
3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515

With Copies to:
Alan P. Goldberg Stradley Ronon Stevens & Young LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Eric S. Purple Stradley Ronon Stevens & Young LLP 2000 K Street, NW, Suite 700 Washington, DC 20006

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on February 27, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
February 27, 2026

Invesco Actively Managed Exchange-Traded
Commodity Fund Trust
PDBA	Invesco Agriculture Commodity Strategy No K-1 ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Agriculture Commodity Strategy No K-1 ETF (the “Fund”) seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%

Other Expenses	None

Acquired Fund Fees and Expenses[1]	0.16

Total Annual Fund Operating Expenses	0.75

Fee Waiver and/or Expense Reimbursement[2]	0.16

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59

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Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

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Through August 31, 2027, Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees the Adviser or an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds or other funds managed by the Adviser or that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$224	$401	$915
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to commodities drawn from the agriculture sector.
Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in a combination of three categories of investments:
● Commodities Futures – exchange-traded futures contracts on underlying commodities.
● Commodity-Linked Instruments – other instruments whose value is derived from or linked to price movements of underlying physical commodities, represented by exchange-traded futures contracts on commodity indices, commodity-linked notes, exchange-traded options on Commodities Futures, swaps on commodities and commodity-related forward contracts.
● Collateral – cash, cash-like instruments or high-quality securities. The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments.
The Fund will not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the agriculture commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limitation in Commodities Futures and Commodity-Linked Instruments. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.
The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the DBIQ Diversified Agriculture Index Excess Return (the “Benchmark”), an index composed of futures contracts on commodities drawn from the agriculture sector. Commodities represented in the Benchmark may include, but are not limited to, corn, soybeans, soybean meal, soybean oil, wheat, Kansas wheat, sugar, cocoa, coffee, cotton, live cattle, feeder cattle, and lean hogs. Not all commodities listed may be represented in the Benchmark at any given time. Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion as the Benchmark. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark, but reference a commodity represented in the Benchmark by a different futures contract. At times, the Subsidiary also may invest in agriculture Commodities Futures outside the Benchmark, invest in Commodities Futures with expirations beyond those contained in the Benchmark or emphasize some agriculture commodities more than others.
The Subsidiary also invests a portion of its assets in Commodity-Linked Instruments to seek to increase its investment returns or hedge against
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declines in the value of its other investments. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity-Linked Instruments may be exchange-traded or traded over-the-counter (“OTC”).
Because the Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the Fund’s investments in the Subsidiary and Commodities Futures are limited by certain requirements of the Code and related Internal Revenue Service regulations. Accordingly, the Fund (and the Subsidiary, as applicable) invests its remaining assets directly in Collateral, which consists of high-quality securities such as U.S. Treasuries, other U.S. Government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality as the Adviser may determine) that provide liquidity, serve as margin or collateralize the Subsidiary’s investments in Commodities Futures and Commodity-Linked Instruments.
The phrase “No K-1” in the Fund’s name means that the Fund does not issue a Schedule K-1, which is the tax reporting form issued by commodities partnerships. Schedule K-1 typically presents additional complexities. Instead, like most other ETFs, the Fund reports income on Form 1099.
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in investments that provide exposure to agriculture commodities and/or agriculture commodities futures contracts.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Commodity-Linked Derivatives Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying reference asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid asset; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale.
Agriculture Sector Risk. Because the Fund invests in instruments that are linked to different types of commodities from the agriculture sector, the Fund is subject to the risks inherent in the agriculture sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; legislative or regulatory developments related to food safety, the environment, and other governmental policies; environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices; and increased competition.
The performance of the Fund in part is linked to the daily performance of the spot price of certain agriculture commodities. Such investments may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each commodity, tariffs, environmental or labor costs, political, legal, financial, accounting and tax matters, labor difficulties or shortages and other events that the Fund cannot control. In addition, increased competition caused by economic recession and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity, which may materially adversely affect Fund performance.
Forward Contracts Risk. Forward contracts are over-the-counter derivative transactions between the Fund and a counterparty to buy or sell a specified amount of an underlying investment at a specified price on a specified date in the future. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity or volatility.
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Forward contracts can increase the Fund’s risk exposure to underlying investments and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk.
Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a reference index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a derivative; typically, they are issued by a bank at a specified face value and pay a fixed or floating rate linked to the performance of an underlying asset, such as commodity indices, particular commodities or commodity futures contracts. As such, the Fund faces the economic risk of movements in commodity prices by investing in such notes. These notes also are subject to credit, market and interest rate risks that in general affect the values of debt securities. In addition, these notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index; as a result, at the maturity of the note, the Fund may receive more or less principal than it originally invested.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities or contract markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities or contract markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Registration as a commodity pool may have negative effects on the ability of the Fund or the Subsidiary to engage in its planned investment program. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.
Counterparty Risk. Certain of the Fund’s investments in derivatives may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.
Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable, or floating, rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.
Gap Risk. The Fund is subject to the risk that a commodity price will change between periods of trading. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. The Fund’s investments in U.S. Government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.
Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other
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investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.
Valuation Risk. During periods of reduced market liquidity or the absence of readily available market quotations for the holdings of the Fund, the value of its holdings becomes more difficult and the judgment of the Adviser (employing the fair value procedures adopted by the Board of Trustees (the “Board”) of the Invesco Actively Managed Exchange-Traded
Commodity Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Tax Risk. For the Fund to qualify as a RIC, the Fund must meet a qualifying income test each taxable year. Failure to comply with the qualifying income requirements would have significant negative tax consequences to Fund shareholders, including the imposition of an entity-level tax on the Fund, which would reduce the amount available for distribution to shareholders. Although the Fund, through its investment in the Subsidiary, generally will seek to invest in derivative instruments that it believes generate qualifying income, the treatment of income from certain derivative instruments under the qualifying income requirements is not entirely clear. The Fund will seek to limit its non-qualifying income so as to qualify as a RIC, and its investment in the Subsidiary is intended to provide exposure to commodities in a manner consistent with the “qualifying income” requirement applicable to RICs. Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income or (b) indirectly through the Subsidiary. Should the Internal Revenue Service (“IRS”) issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The investments held by the Subsidiary as discussed in this prospectus are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund's investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund’s NAV.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s
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creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Best Quarter	March 31, 2024	19.52%
Worst Quarter	June 30, 2024	-3.31%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	Since Inception
Return Before Taxes	8/24/2022	-0.61%	10.92%
Return After Taxes on Distributions		-1.92	7.95
Return After Taxes on Distributions and Sale of Fund Shares		-0.36	7.18

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		22.34	16.82

Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)		8.17	3.09

DBIQ Diversified Agriculture Index Excess Return (reflects no deduction for fees, expenses or taxes)		-3.72	6.63

DBIQ Diversified Agriculture Index Total Return (reflects no deduction for fees, expenses or taxes)		0.35	11.74

S&P GSCI Agriculture Index - TR (reflects no deduction for fees, expenses or taxes)		-8.35	-5.05

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	August 2022

David Hemming	Portfolio Manager of the Adviser	August 2022

Dave Sahota, CFA	Portfolio Manager of the Adviser	February 2024

Theodore Samulowitz	Portfolio Manager of the Adviser	August 2022

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a
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tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund is an actively managed ETF that, under normal circumstances, seeks to achieve its investment objective by investing in financial instruments that are economically linked to commodities drawn from the agriculture sector. Under normal circumstances, the Fund invests, either directly or through the Subsidiary, in a combination of three categories of investments: (i) Commodities Futures; (ii) Commodity-Linked Instruments; and (iii) Collateral designed to collateralize investments in Commodities Futures and Commodity-Linked Instruments.
Unlike securities, commodities are assets that have tangible properties, such as oil, metal or agricultural products. Commodities Futures and Commodity-Linked Instruments provide exposure to these physical commodities markets without requiring a direct investment into such commodities. Federal tax laws limit registered investment companies, such as the Fund, from investing directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Therefore, the Fund will invest indirectly in agriculture Commodities Futures and Commodity-Linked Instruments via its wholly-owned Subsidiary. Such investment is expected to provide the Fund with exposure to, and income from, Commodities Futures and Commodity-Linked Instruments within the limits of the federal tax laws, including Subchapter M of the Code.
The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, which will not be sold or offered to other investors. The Subsidiary is overseen by its own board of directors. The Adviser serves as the Subsidiary’s investment adviser and manages the Subsidiary to comply with the compliance policies and procedures of the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in Commodities Futures and Commodity-Linked Instruments. Like the Fund, the Subsidiary also may invest in cash or highly liquid securities intended to promote liquidity, serve as margin or collateralize the Subsidiary’s positions in Commodities Futures and Commodity-Linked Instruments.
The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the Benchmark, an index composed of futures contracts on commodities drawn from the agriculture sector.
The Benchmark is calculated and maintained by Deutsche Bank AG London (the “Benchmark Provider”). In accordance with the Benchmark
Provider’s proprietary methodology, agriculture commodities within the Benchmark are assigned weights that are intended to reflect the agriculture sector.
Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion, may invest in agriculture Commodities Futures outside the Benchmark, and, at times, may emphasize investments in some agriculture commodities more than others.
The Adviser employs a rules-based investment approach when selecting Commodities Futures for the Subsidiary, so that the weight of each of those futures contracts in the Subsidiary’s portfolio reflects the Adviser’s view of the economic significance and market liquidity of the corresponding, underlying commodity. The Adviser may select Commodities Futures with expirations beyond those contained in the Benchmark.
Futures contracts, by their terms, reflect the expected future value of a reference asset. Commodity-linked futures contracts reflect the value of price movements of the underlying commodity (which serves as the reference asset) on which the contract is based. These contracts are agreements between two parties where one party agrees to buy, and the other to sell, a set amount of the reference asset (or, in some instances, a cash equivalent) at a pre-determined price (the “spot price”) on a pre-determined future date (the “expiration date”). As the expiration date for a futures contract draws closer, an investor wishing to maintain its exposure to that commodity will close out its position in the expiring futures contract and open a new position in a futures contract with a later expiration date. This process is referred to as “rolling.”
The Adviser will attempt to generate yield for the Fund by “rolling” the Fund’s investments in Commodities Futures. As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date. In general, as the time to the expiration date of a futures contract draws closer, the price of the futures contract will tend towards its spot price. If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” In “contango” markets, the price of futures contracts with expiration dates in the near term generally is lower than the price of futures contracts with more distant expiration dates, resulting in a cost to “roll” the futures contract by replacing the near-term contract with the long-term contract (the “roll cost”). The opposite is true when the market is in backwardation, resulting in a gain from rolling the futures contract (the “roll yield”). Whether an investor realizes roll costs or roll yields depends upon the price differences between near-term and long-term contracts. Rather than roll the futures contracts on a predefined schedule, the Subsidiary will roll to another futures contract (which the Adviser selects from a universe of futures contracts, which may include contracts with expirations beyond those contained in the Benchmark) that the Adviser believes will generate the greatest roll yield. However, there can be no guarantee that such a strategy will produce the desired results.
The Subsidiary also invests in Commodity-Linked Instruments that are expected to provide investment returns that are highly correlated to those of the agriculture commodities markets, to seek to increase its investment returns or to hedge against declines in the value of its other investments. These commodity-linked derivatives have values linked to the price movement of a commodity, commodity index, or futures contract. The Subsidiary will only invest in such a Commodity-Linked Instrument if it tends to exhibit trading prices or returns that correlate with a relevant Commodity Future and that further the investment objective of the Fund. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative
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instruments. Generally, the Fund will enter into swap agreements and other OTC transactions only with large, established and well capitalized financial institutions that meet certain credit quality standards and monitoring policies.
The Fund (and the Subsidiary, as applicable) will invest its remaining assets in Collateral to provide liquidity, serve as margin or collateralize the Subsidiary’s investments. Such Collateral includes: (i) short-term obligations issued by the U.S. Government; (ii) short-term negotiable obligations of commercial banks, fixed-time deposits and bankers’ acceptances of U.S. banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Ratings or “A-1+” or “A-1” by S&P Global Ratings or, if unrated, of comparable quality, as the Adviser determines; and (iv) money market mutual funds, including affiliated money market mutual funds. The Fund will not invest in collateral securities that are below investment grade.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Because of the Fund’s use of futures, options and swaps above levels prescribed by the CFTC, it is considered a “commodity pool.” The Adviser is registered as a CPO and a CTA and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies.
Temporary Defensive Strategies
The Fund may take a temporary defensive position and hold all or a portion of its assets in cash or cash equivalents and money market funds (including affiliated money market funds) if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Doing so could help the Fund avoid losses in the event of falling market prices and provide liquidity to make additional investments, but may mean lost investment opportunities in a period of rising market prices. During these periods, the Fund may not achieve its investment objective.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Management Risk. Actively managed portfolios are subject to management risk. In managing the Fund’s portfolio holdings, the adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that they will produce the desired results.
Commodity-Linked Derivative Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Volatility is defined as the characteristic of an asset, an index or a market to fluctuate significantly in price within a short time period. The value of commodity-linked instruments typically is based upon the price movements of the underlying commodities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors, including changes in overall market movements; domestic and foreign political and economic events, policies and developments; geo-political concerns, war, and acts of terrorism; changes in domestic or foreign interest rates and/or investor expectations concerning interest rates; domestic and foreign inflation rates; consumer supply and demand; and trading activities in commodities, including currency devaluations, market liquidity or the imposition of embargoes, tariffs or other regulatory barriers. The value may fluctuate due to commodity-specific factors, such as weather and climate conditions; natural disasters like drought, flood or livestock disease; changes in labor conditions and technology; or supply and demand disruptions in major producing or consuming regions. At times, prices fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Each of these factors and events could have a significant negative impact on the Fund.
Derivatives Risk. The Fund may invest in derivatives, such as futures contracts, options, options on futures contracts and swaps, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, commodity, index or exchange rate.
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Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. OTC derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Swap Agreements Risk. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, such as total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps, as applicable. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities, commodities or commodities futures contracts without purchasing those securities or instruments, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Futures Contracts Risk. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts.
Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Such risks include:
(i)
an imperfect correlation between the value of the futures contract and the value of the underlying asset;
(ii)
possible lack of a liquid secondary market for a futures contract;
(iii)
the inability to open or close a futures contract position when desired;
(iv)
losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited);
(v)
in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time;
(vi)
the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund; and
(vii)
the possibility that rapid selling to avoid delivery of an underlying asset may result in unfavorable execution prices.
To enter into a futures contract, the Fund must post an amount of assets with a FCM to serve as “initial margin,” which is a good faith deposit on the contract and which the FCM returns to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, the Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM.
Depending on their terms, futures contracts settle through either physical delivery of the underlying asset (“physically settle”) or payment of an equivalent cash amount (“cash settle”).
Agriculture Sector Risk. Because the Fund invests in instruments that are linked to different types of commodities from the agriculture sector, the Fund is subject to the risks inherent in the agriculture sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; legislative or regulatory developments related to food safety, the environment, and other governmental policies; environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices; and increased competition.
The performance of the Fund in part is linked to the daily performance of the spot price of certain agriculture commodities. Such investments may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each commodity, tariffs, environmental or labor costs, political, legal, financial, accounting and tax matters, labor difficulties or shortages and other events that the Fund cannot control. In addition, increased competition caused by economic recession and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity, which may materially adversely affect Fund performance.
Forward Contracts Risk. Forward contracts are OTC derivative transactions between the Fund and a counterparty to buy or sell a specified amount of an underlying investment at a specified price on a specified date in the future. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity or volatility. Forward contracts can increase the Fund’s risk exposure to underlying investments
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and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk.
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked notes are issued by a bank or other financial institution or a commodity producer at a specified face value and usually pay interest at a fixed or floating rate until maturity, at which time the Fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable. Such underlying commodity-related variable may be a physical commodity, a commodity futures or option contract or a commodity index. By investing in such notes, the Fund faces the risk of loss of interest if the value of the underlying commodity falls, the risk of loss of principal, credit risk, counterparty risk, valuation risk and liquidity risk.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities or contract markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser's ability to predict correctly future price fluctuations and the degree of correlation between the options and securities or contract markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a CPO, and the Fund and the Subsidiary will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund or the Subsidiary to engage in its planned investment program. Moreover, registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary.
The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund and the Subsidiary as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Adviser as the Fund's CPO, the Fund's and the Subsidiary’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser's CFTC compliance obligations. As a result of CFTC regulations, the Fund's and the Subsidiary’s status as a commodity pool and the Adviser's registration as a CPO are not expected to materially adversely affect the Fund's or the Subsidiary’s ability to achieve its investment objective.
Counterparty Risk. Certain of the Fund’s investments in derivatives may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the
Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities.
U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States, which may be negatively affected by an actual or threatened failure of the U.S. government to pay its obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund’s return potential.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the issuer of a corporate debt security is unable to pay interest or repay principal when it is due and the holder of the corporate debt security could lose money. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Subsidiary will invest in certain derivatives that are traded on an exchange; in such cases, a clearing organization acts as the counterparty. For Commodities Futures, the Fund’s obligation is to the FCM that carries the Fund’s account, whose obligation is in turn to the clearing organization. The Fund’s investments therefore introduce the risk that its FCM would default on an obligation to the Fund, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The risk exists at, and from the time that, the Fund enters into a contractual arrangement with its FCM to bring about the settlement and
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clearing of futures contracts. The FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to futures positions.
Gap Risk. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
Valuation Risk. In certain circumstances, such as periods of reduced market liquidity, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The IRS has issued a number of private letter rulings to other RICs (upon which only the Fund that received the private letter ruling can rely), which indicate that income from the Fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a RIC.) Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or other action. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Commodities Futures held by the Subsidiary are similar to those that are permitted to be held by the Fund and thus are subject to the same risks whether or not they are held by the Fund or the Subsidiary.There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. Because the Fund currently intends to effect redemptions for cash, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund’s NAV.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is
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no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.
Non-Principal Investment Strategies
The Fund (and the Subsidiary) may invest directly in exchange-traded products related to or providing exposure to commodities (i.e., commodity-linked equity securities, exchange-traded notes (“ETNs”) and commodity pools). Such investments include the Invesco DB Agriculture Fund (the “Commodity Pool”), a commodity pool that seeks to track the performance of the Benchmark. The Fund will limit its investments in the Commodity Pool and other pools so that no single pool represents more than 25% of the Fund’s total assets in order to satisfy asset diversification requirements in the Code. In addition, the Fund may invest in exchange-traded common stocks of companies that operate in agriculture businesses and in associated businesses, including companies that provide services or have exposure to such businesses. Such common stocks may be U.S. or non-U.S. listed and may be of companies of any market capitalization.
In accordance with the 1940 Act and the rules thereunder, the Fund has adopted a policy to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of the Fund's net assets (plus the amount of any borrowing for investment purposes) to agriculture commodities.
The Fund’s investment objective and 80% investment policy are non-fundamental policies that the Board of the Trust may change without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders. The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Adverse Regulatory Developments Risk. Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the CFTC, but also by self-regulatory organizations such as the National Futures Association. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency. Such actions could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to
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ongoing modification by government, self-regulatory and judicial action. Although the effect of any future regulatory change on the Fund is impossible to predict, it could be substantial and adverse.
Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund, including its operations and return potential, and could also result in higher than normal redemptions by APs (as defined herein), which could potentially increase the Fund’s portfolio turnover rate and transaction costs and potentially lower the Fund’s performance returns.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
ETN Risk. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities of an issuer and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees.
The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events that affect the commodities markets. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor).
ETNs also are subject to credit risk, whereby the Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.
Geographic Risk. Natural disasters, climate change or other weather-related disruptions could occur in a geographic region and, as a result, negatively impact certain commodities, including agricultural products produced in that region, thereby negatively affecting the value of those commodities linked to instruments in which the Fund invests.
Increased Competition Risk. The Adviser believes that there has been, over time, a general increase in interest in commodity investing. As the Adviser’s assets under management invested directly or indirectly in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult
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to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Therefore, shareholders would be subject to duplicative expenses to the extent that the Fund invests in pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles. Moreover, commodity pools invest in futures contracts and in markets which may be highly volatile, and commodity pools also may be subject to substantial charges for management, advisory and brokerage fees. As such, commodity pools can suffer substantial losses, thereby reducing the value of an investment in the pool. Restrictions on redemptions may affect the ability of the Fund to withdraw from its participation in the pool.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Fund is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Natural Resources Risk. Equity securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally for cash in Creation Units at each day’s next calculated NAV. Because the Fund will create and redeem shares principally in cash, investments in the Fund’s shares will not typically gain the tax-advantaged benefits associated with exchange-traded funds that create and redeem shares principally in-kind. Such in-kind arrangements are designed to protect shareholders from the adverse effects on a fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund and exchange-traded funds that do not effect transactions principally in-kind, redemptions can have an adverse tax impact on taxable shareholders because the fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas an in-kind redemption mechanism may reduce the effect of a tax event for the Fund (to the extent it uses in-kind redemptions) or its shareholders. However, the tax advantages of investing in Shares may be less pronounced than passive ETFs because the Fund is actively managed and, therefore, may have greater turnover in its portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed.
The Fund may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $792.7 billion as of December 31, 2025.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
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Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, David Hemming, Dave Sahota and Theodore Samulowitz (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since August 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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David Hemming, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since September 2016 and has been associated with the Adviser since 2016.
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Dave Sahota, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since February 2024. He has been responsible for the management of certain funds in the Invesco family of ETFs since February 2024 and has been associated with the Adviser since 2023. Prior to joining the Adviser, Mr. Sahota was a senior data scientist at Meta with a focus on the monetization ecosystem from May 2021 through January 2023 and a lead quantitative researcher at Morningstar from September 2019 through April 2021.
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Theodore Samulowitz, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since August 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2013 and has been associated with the Adviser since 2012.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.59% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver is in place through at least August 31, 2027, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal period ended April 30, 2025.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PDBA.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests by paying redemption proceeds to an AP primarily in cash, but it reserves the right to also do so through in-kind redemptions. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or
14

indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. In recognition of the nature of the Fund’s investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Code and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
■
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
■
Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
■
A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
■
If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
■
A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
■
At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future
15

taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
■
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
■
If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
■
Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
■
The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Commodity Investments
■
The Fund’s strategy of investing through its Subsidiary in derivatives and other financially-linked instruments whose performance is expected to correspond to the agriculture commodities markets may cause the Fund to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Fund invested directly in commodities.
■
The Fund must meet certain requirements under the Code for favorable tax treatment as a RIC, including asset diversification and income requirements.
■
The Fund intends to treat the income it derives from commodity-linked notes as qualifying income because, either: (a) if the commodity-linked notes are held directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) if the commodity-linked notes are held indirectly through the Subsidiary, relying on the income distributed by the Subsidiary being eligible to be treated as qualifying income. Further, the Fund anticipates that its Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. If, contrary to the opinion of counsel, the proposed regulations or other guidance issued by the IRS, the IRS were to determine such income is non-qualifying, the Fund might fail to satisfy the income requirement.
■
In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the asset diversification requirement.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and
16

local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
17

Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the period since the Fund’s inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended October 31,			For the Period August 22, 2022(a) Through October 31, 2022
	2025	2024	2023
Per Share Operating Performance:
Net asset value at beginning of period	$36.72	$32.40	$29.19	$30.00
Net investment income(b)	1.36	1.62	1.29	0.13
Net realized and unrealized gain (loss) on investments	1.62 (c)	4.74	2.14	(0.94)
Total from investment operations	2.98	6.36	3.43	(0.81)
Distributions to shareholders from:
Net investment income	(4.61)	(2.04)	(0.22)	-
Net asset value at end of period	$35.09	$36.72	$32.40	$29.19
Market price at end of period(d)	$35.08	$36.77	$32.40	$29.18
Net Asset Value Total Return(e)	8.07%	20.98%	11.84%	(2.70)%(f)
Market Price Total Return(e)	7.92%	21.13%	11.88%	(2.73)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$63,162	$40,388	$14,579	$14,594
Ratio to average net assets of:
Expenses, after Waivers(g)	0.43%	0.43%	0.44%	0.43%(h)
Expenses, prior to Waivers(g)	0.59%	0.59%	0.59%	0.59%(h)
Net investment income	3.80%	4.75%	4.24%	2.31%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)
The net asset value total return from Fund Inception (August 24, 2022, the first day of trading on the exchange) to October 31, 2022 was (3.41)%. The market price total return from Fund
Inception to October 31, 2022 was (3.57)%.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(h)	Annualized.
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Disclaimers
The Fund is not sponsored or endorsed by Deutsche Bank AG, Deutsche Bank Securities, Inc. or any subsidiary or affiliate of Deutsche Bank AG or Deutsche Bank Securities, Inc. (collectively, “Deutsch Bank”). The DBIQ Diversified Agriculture Index Excess Return™ (the “DB Index”) is the exclusive property of Deutsche Bank Securities, Inc. “DBIQ” and “Optimum Yield” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by Deutsche Bank Securities, Inc. Neither Deutsche Bank nor any other party involved in, or related to, making or compiling the DB Index makes any representation or warranty, express or implied, concerning the DB Index, the Fund or the advisability of investing in securities generally. Neither Deutsche Bank nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of Invesco Capital Management LLC, the sponsor of the Fund, or its clients into consideration in determining, composing or calculating the DB Index. Neither Deutsche Bank nor any other party involved in, or related to, making or compiling the DB Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Deutsche Bank nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration or trading of the Fund.
NEITHER DEUTSCHE BANK NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX, WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX, MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY INVESCO CAPITAL MANAGEMENT LLC FROM THE USE OF THE DB INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX, MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPEC TO THE DB INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. EXCEPT AS EXPRESSLY PROVIDED TO THE CONTRARY, THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AND INVESCO CAPITAL MANAGEMENT LLC.
No purchaser, seller or holder of the shares of this Fund, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote his Fund without first contacting Deutsche Bank to determine whether Deutsche Bank’s permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual
19

Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Actively Managed Exchange-Traded Commodity Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-22927.
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Invesco Actively Managed Exchange-Traded Commodity Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PDBA-PRO-1	800.983.0903 @InvescoUS

Prospectus
February 27, 2026

Invesco Actively Managed Exchange-Traded
Commodity Fund Trust
EVMT	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (the “Fund”) seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%

Other Expenses	None

Acquired Fund Fees and Expenses[1]	0.15

Total Annual Fund Operating Expenses	0.74

Fee Waiver and/or Expense Reimbursement[2]	0.15

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59

1
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

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Through August 31, 2027, Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees the Adviser or an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds or other funds managed by the Adviser or that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$221	$397	$905
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal circumstances, seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to the tradeable metals widely used in the production of electric vehicles (which include, but are not limited to, iron ore, copper, aluminum, nickel, cobalt and lithium).
Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in Commodities Futures, Commodity-Linked Instruments, Commodity-Related Assets and Collateral, each as defined below:
● Commodities Futures – exchange-traded futures contracts on underlying electric vehicle metal commodities.
● Commodity-Linked Instruments – other instruments whose value is derived from or linked to price movements of underlying electric vehicle metal commodities. These other instruments consist of exchange-traded futures contracts on electric vehicle metal commodity indices, electric vehicle metal commodity-linked notes, exchange-traded options on Commodities Futures, swaps on electric vehicle metal commodities and electric vehicle metal commodity-related forward contracts.
● Commodity-Related Assets – investments related to or providing exposure to electric vehicle commodities. These investments include commodity-linked equity securities and commodity-linked exchange-traded notes (“ETNs”). These investments also include exchange-traded funds (“ETFs”), and other investment companies (including U.S. registered open-end investment companies (i.e., mutual funds), as well as closed-end investment companies traded on U.S. exchanges, or exchange-traded non-U.S. investment companies traded on foreign exchanges) to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and ETFs that are not registered under the 1940 Act. Such investments may include affiliated funds and will be limited to percentages permitted by the 1940 Act and the rules thereunder. Any such investments will have a focus on electric vehicle metals commodities and/or electric vehicle businesses. These investments also include commodity pools that seek to track the value of certain metals, but no investment in a single commodity pool will exceed 25% of the Fund’s total assets.
● Collateral – cash, cash-like instruments or high-quality securities. The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments.
While the Fund may invest directly in Commodity-Related Assets and Collateral, it will not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Commodities Futures and Commodity-Linked
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Instruments. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.
The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the S&P GSCI Electric Vehicle Metals Index (the “Benchmark”), an index composed of futures contracts on various metals used in the production of an electric vehicle. The Benchmark is calculated and maintained by S&P Dow Jones Indices LLC (the “Benchmark Provider”). In accordance with the Benchmark Provider's proprietary methodology, metals within the Benchmark are assigned weights that broadly reflect the relative usage of each metal within a representative electric vehicle, subject to adjustments for liquidity.
Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion as the Benchmark. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark, that reference a commodity represented in the Benchmark by a different futures contract or that reference commodities not represented in the Benchmark. The Subsidiary also may invest in Commodities Futures with expirations beyond those contained in the Benchmark or emphasize some commodities more than others. In the event that a sufficient quantity of Commodities Futures on a particular Benchmark component are not available, the Subsidiary may purchase Commodities Futures on the highest correlated Benchmark component or other widely traded metal or may purchase Commodity-Related Assets to provide exposure to the Benchmark component.
The Subsidiary also invests a portion of its assets in Commodity-Linked Instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity-Linked Instruments may be exchange-traded or traded over-the-counter (“OTC”).
Because the Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the Fund’s investments in the Subsidiary and Commodities Futures are limited by certain requirements of the Code and related Internal Revenue Service regulations. Accordingly, the Fund (and the Subsidiary, as applicable) invests its remaining assets directly in Collateral, which consists of high-quality securities such as U.S. Treasuries, other U.S. Government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality as the Adviser may determine) that provide liquidity, serve as margin or collateralize the Subsidiary’s investments in Commodities Futures and Commodity-Linked Instruments.
Although the Fund generally will not invest in exchange-traded common stocks of electric vehicle and other related companies that operate in metals and electric vehicle businesses, the performance of its commodity-based strategy may be indirectly impacted by the performance of such companies.
The phrase “No K-1” in the Fund’s name means that the Fund does not issue a Schedule K-1, which is the tax reporting form issued by commodities partnerships. Schedule K-1 typically presents additional complexities. Instead, like most other ETFs, the Fund reports income on Form 1099.
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in investments that provide exposure to electric vehicle metals and/or electric vehicle metals futures contracts.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Commodity-Linked Derivatives Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying reference asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid asset; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is
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referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale.
Metals Sector Risk. Because the Fund invests in Commodities Futures and Commodity-Related Assets that are linked to different types of commodities from the metals sector, the Fund is subject to the risks inherent in the metals sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; changes in environmental conditions, energy conservation and environmental policies; competition for or depletion of resources; adverse labor relations; political or world events; increased regulatory burdens; changes in exchange rates; imposition of import controls; obsolescence of technologies; and increased competition or new product introductions.
The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial metals, including, but not limited to, iron ore, copper, aluminum, nickel, cobalt and lithium. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.
Thematic Investing Risk. The Fund generally invests in instruments linked to the metals used in the production of electric vehicles, and the Fund’s performance may suffer if the metals in which the Fund invests do not benefit from the development of the electric vehicle theme. Performance may also be impacted by a variety of factors other than the development of electric vehicles. Additionally, thematic investing involves the risk that the electric vehicle theme is out of favor, or that the metals chosen to capitalize on that theme underperform the market as a whole.
Electric Vehicle Risk. Through its commodity-based strategy, the Fund may have indirect exposure to electric vehicle and related companies that utilize the metals in which the Fund invests. These companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. Such companies may be impacted by the supply and demand both for their specific products or services and for industrial sector products generally. The technology utilized in electric vehicles is relatively new, and there is uncertainty surrounding the longevity of new products and/or the use of relatively untested materials. While the Fund generally will not invest directly in electric vehicle and other related companies, the performance of its commodity-based strategy may be indirectly impacted by the performance of such companies.
Forward Contracts Risk. Forward contracts are over-the-counter derivative transactions between the Fund and a counterparty to buy or sell a specified amount of an underlying investment at a specified price on a specified date in the future. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity or volatility. Forward contracts can increase the Fund’s risk exposure to underlying investments and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk.
Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a reference index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a derivative; typically, they are issued by a bank at a specified face value and pay a fixed or floating rate linked to the performance of an underlying asset, such as commodity indices, particular commodities or commodity futures contracts. As such, the Fund faces the economic risk of movements in commodity prices by investing in such notes. These notes also are subject to credit, market and interest rate risks that in general affect the values of debt securities. In addition, these notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index; as a result, at the maturity of the note, the Fund may receive more or less principal than it originally invested.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities or contract markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities or contract markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Registration as a commodity pool may have negative effects on the ability of the Fund or the Subsidiary to engage in its planned investment program. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.
Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective. The Fund also is subject to the risks of the underlying commodities in which the pooled vehicles invest. As a shareholder in such a vehicle, the Fund will incur duplicative expenses, bearing its share of that vehicle’s expenses while also paying its own advisory and administrative fees. In addition, the
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Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles.
ETN Risk. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a domestic or foreign stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.
Counterparty Risk. Certain of the Fund’s investments in derivatives may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.
Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable, or floating, rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.
Gap Risk. The Fund is subject to the risk that a commodity price will change between periods of trading. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. The Fund’s investments in U.S. Government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.
Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.
Valuation Risk. During periods of reduced market liquidity or the absence of readily available market quotations for the holdings of the Fund, the value of its holdings becomes more difficult and the judgment of the Adviser (employing the fair value procedures adopted by the Board of Trustees (the “Board”) of the Invesco Actively Managed Exchange-Traded
Commodity Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Tax Risk. For the Fund to qualify as a RIC, the Fund must meet a qualifying income test each taxable year. Failure to comply with the qualifying income requirements would have significant negative tax consequences to Fund shareholders, including the imposition of an entity-level tax on the Fund, which would reduce the amount available for distribution to shareholders. Although the Fund, through its investment in the Subsidiary, generally will seek to invest in derivative instruments that it believes generate qualifying income, the treatment of income from certain derivative instruments under the qualifying income requirements is not entirely clear. The Fund will seek to limit its non-qualifying income so as to qualify as a RIC, and its investment in the Subsidiary is intended to provide exposure to commodities in a manner consistent with the “qualifying income” requirement applicable to RICs. Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income or (b) indirectly through the Subsidiary. Should the Internal Revenue Service (“IRS”) issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which
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guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The investments held by the Subsidiary as discussed in this prospectus are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund's investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund’s NAV.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
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Annual Total Returns—Calendar Years

	Period Ended	Returns
Best Quarter	December 31, 2025	16.44%
Worst Quarter	December 31, 2024	-8.58%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	Since Inception
Return Before Taxes	4/27/2022	29.98%	-9.41%
Return After Taxes on Distributions		24.14	-11.50
Return After Taxes on Distributions and Sale of Fund Shares		17.59	-7.79

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		22.34	14.54

Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)		8.17	1.47

S&P GSCI Electric Vehicle Metals Excess Return Index (reflects no deduction for fees, expenses or taxes)		24.85	-14.23

S&P GSCI Electric Vehicle Metals Total Return Index (reflects no deduction for fees, expenses or taxes)		30.14	-10.33

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	April 2022

David Hemming	Portfolio Manager of the Adviser	April 2022

Dave Sahota, CFA	Portfolio Manager of the Adviser	February 2024

Theodore Samulowitz	Portfolio Manager of the Adviser	April 2022

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund is an actively managed ETF that, under normal circumstances, seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to tradeable metals widely used in the production of an electric vehicle (which include, but are not limited to, iron ore, copper, aluminum, nickel, cobalt and lithium).
Unlike securities, commodities are assets that have tangible properties. Commodities Futures and Commodity-Linked Instruments provide exposure to these physical commodities markets without requiring a direct investment into such commodities. Federal tax laws limit registered investment companies, such as the Fund, from investing directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Therefore, the Fund will invest indirectly in Commodities Futures and Commodity-Linked Instruments via its wholly-owned Subsidiary. Such investment is expected to provide the Fund with exposure to, and income from, Commodities Futures and Commodity-Linked Instruments within the limits of the federal tax laws, including Subchapter M of the Code.
The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, which will not be sold or offered to other investors. The Subsidiary is overseen by its own board of directors. The Adviser serves as the Subsidiary’s investment adviser and manages the Subsidiary to comply with the compliance policies and procedures of the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked futures contracts. Like the Fund, the Subsidiary also may invest in cash or highly liquid securities intended to promote liquidity, serve as margin or collateralize the Subsidiary’s positions in Commodities Futures and Commodity-Linked Instruments.
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The Subsidiary will invest in Commodities Futures that generally are components of the Benchmark, an index comprised of the tradeable metals widely used in the production of an electric vehicle.
The Benchmark is calculated and maintained by the Benchmark Provider. In accordance with the Benchmark Provider's proprietary methodology, metals within the Benchmark are assigned weights that broadly reflect the relative usage of each metal within a representative electric vehicle, subject to adjustments for liquidity.
Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion, may invest in Commodities Futures outside the Benchmark, and, at times, may emphasize investments in some commodities more than others.
The Adviser employs a rules-based investment approach when selecting Commodities Futures for the Subsidiary, so that the weight of each of those futures contracts in the Subsidiary’s portfolio reflects the Adviser’s view of the economic significance and market liquidity of the corresponding, underlying commodity. The Adviser may select Commodities Futures with expirations beyond those contained in the Benchmark.
Futures contracts, by their terms, reflect the expected future value of a reference asset. Commodity-linked futures contracts reflect the value of price movements of the underlying commodity (which serves as the reference asset) on which the contract is based. These contracts are agreements between two parties where one party agrees to buy, and the other to sell, a set amount of the reference asset (or, in some instances, a cash equivalent) at a pre-determined price (the “spot price”) on a pre-determined future date (the “expiration date”). As the expiration date for a futures contract draws closer, an investor wishing to maintain its exposure to that commodity will close out its position in the expiring futures contract and open a new position in a futures contract with a later expiration date. This process is referred to as “rolling.”
The Adviser will attempt to generate yield for the Fund by “rolling” the Fund’s investments in Commodities Futures. As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date. In general, as the time to the expiration date of a futures contract draws closer, the price of the futures contract will tend towards its spot price. If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” In “contango” markets, the price of futures contracts with expiration dates in the near term generally is lower than the price of futures contracts with more distant expiration dates, resulting in a cost to “roll” the futures contract by replacing the near-term contract with the long-term contract (the “roll cost”). The opposite is true when the market is in backwardation, resulting in a gain from rolling the futures contract (the “roll yield”). Whether an investor realizes roll costs or roll yields depends upon the price differences between near-term and long-term contracts. Rather than roll the futures contracts on a predefined schedule, the Subsidiary will roll to another futures contract (which the Adviser selects from a universe of futures contracts, which may include contracts with expirations beyond those contained in the Benchmark) that the Adviser believes will generate the greatest roll yield. However, there can be no guarantee that such a strategy will produce the desired results.
The Subsidiary also invests in Commodity-Linked Instruments that are expected to provide investment returns that are highly correlated to those of the electric vehicle metals commodities markets, to seek to increase its investment returns or to hedge against declines in the value of its other investments. These commodity-linked derivatives have values linked to the price movement of a commodity, commodity index, or futures contract. The Subsidiary will only invest in such a Commodity-Linked Instrument if it tends to exhibit trading prices or returns that correlate with a relevant Commodity
Future. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Generally, the Fund will enter into swap agreements and other OTC transactions only with large, established and well capitalized financial institutions that meet certain credit quality standards and monitoring policies.
The Fund (and the Subsidiary) also may gain exposure to commodities by investing directly in Commodity-Related Assets. Such investments include commodity pools that, in turn, invest in the underlying commodities. The Fund will limit its investments in commodity pools so that no single pool represents more than 25% of the Fund’s total assets. The Fund also may invest directly in ETNs, ETFs, and other investment companies (including U.S. registered open-end investment companies (i.e., mutual funds), including affiliated ETFs and mutual funds, as well as closed-end investment companies traded on U.S. exchanges, or exchange-traded non-U.S. investment companies traded on foreign exchanges) to the extent permitted by the 1940 Act, and ETFs that are not registered under the 1940 Act. Such investments may include affiliated funds and will be limited to percentages permitted by the 1940 Act and the rules thereunder. Any such investments will have a focus on electric vehicle metals commodities and/or electric vehicle businesses.
The Fund (and the Subsidiary, as applicable) will invest its remaining assets in Collateral to provide liquidity, serve as margin or collateralize the Subsidiary’s investments. Such Collateral includes: (i) short-term obligations issued by the U.S. government; (ii) short-term negotiable obligations of commercial banks, fixed-time deposits and bankers’ acceptances of U.S. banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Ratings or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality, as the Adviser determines; and (iv) money market mutual funds, including affiliated money market mutual funds. The Fund will not invest in collateral securities that are below investment grade.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Because of the Fund’s use of futures, options and swaps above levels prescribed by the CFTC, it is considered a “commodity pool.” The Adviser is registered as a CPO and a CTA and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies.
Temporary Defensive Strategies
The Fund may take a temporary defensive position and hold all or a portion of its assets in cash or cash equivalents and money market funds (including affiliated money market funds) if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Doing so could help the Fund avoid losses in the event of falling market prices and provide liquidity to make additional investments, but may mean lost investment opportunities in a period of rising market prices. During these periods, the Fund may not achieve its investment objective.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and
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over longer periods during market downturns. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Management Risk. Actively managed portfolios are subject to management risk. In managing the Fund’s portfolio holdings, the adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that they will produce the desired results.
Commodity-Linked Derivative Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Volatility is defined as the characteristic of an asset, an index or a market to fluctuate significantly in price within a short time period. The value of commodity-linked instruments typically is based upon the price movements of the underlying commodities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors, including changes in overall market movements; domestic and foreign political and economic events, policies and developments; geo-political concerns, war, and acts of terrorism; changes in domestic or foreign interest rates and/or investor expectations concerning interest rates; domestic and foreign inflation rates; consumer supply and demand; and trading activities in commodities, including currency devaluations, market liquidity or the imposition of embargoes, tariffs or other regulatory barriers. The value may fluctuate due to commodity-specific factors, such as weather and climate conditions; natural disasters like drought, flood or livestock disease; changes in labor conditions and technology; or supply and demand disruptions in major producing or consuming regions. At times, prices fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Each of these factors and events could have a significant negative impact on the Fund.
Derivatives Risk. The Fund may invest in derivatives, such as futures contracts, options, options on futures contracts and swaps, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, commodity, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. OTC derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Swap Agreements Risk. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, such as total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps, as applicable. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities, commodities or commodities futures contracts without purchasing those securities or instruments, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to
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counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Futures Contracts Risk. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts.
Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Such risks include:
(i)
an imperfect correlation between the value of the futures contract and the value of the underlying asset;
(ii)
possible lack of a liquid secondary market for a futures contract;
(iii)
the inability to open or close a futures contract position when desired;
(iv)
losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited);
(v)
in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time;
(vi)
the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund; and
(vii)
the possibility that rapid selling to avoid delivery of an underlying asset may result in unfavorable execution prices.
To enter into a futures contract, the Fund must post an amount of assets with a FCM to serve as “initial margin,” which is a good faith deposit on the contract and which the FCM returns to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, the Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM.
Depending on their terms, futures contracts settle through either physical delivery of the underlying asset (“physically settle”) or payment of an equivalent cash amount (“cash settle”).
Metals Sector Risk. Because the Fund invests in Commodities Futures and Commodity-Related Assets that are linked to different types of commodities from the metals sector, the Fund is subject to the risks inherent in the metals sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; changes in environmental conditions, energy conservation and environmental policies; competition for or depletion of resources; adverse labor relations; political or world events; increased regulatory burdens; changes in exchange rates;
imposition of import controls; obsolescence of technologies; and increased competition or new product introductions.
The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial metals, including, but not limited to, iron ore, copper, aluminum, nickel, cobalt and lithium. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.
Thematic Investing Risk. The Fund generally invests in instruments linked to the metals used in the production of electric vehicles, and the Fund’s performance may suffer if the metals in which the Fund invests do not benefit from the development of the electric vehicle theme. Performance may also be impacted by a variety of factors other than the development of electric vehicles. Additionally, thematic investing involves the risk that the electric vehicle theme is out of favor, or that the metals chosen to capitalize on that theme underperform the market as a whole.
Electric Vehicle Risk. Through its commodity-based strategy, the Fund may have indirect exposure to electric vehicle and related companies that utilize the metals in which the Fund invests. These companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. Such companies may be impacted by the supply and demand both for their specific products or services and for industrial sector products generally. The technology utilized in electric vehicles is relatively new, and there is uncertainty surrounding the longevity of new products and/or the use of relatively untested materials. While the Fund generally will not invest directly in electric vehicle and other related companies, the performance of its commodity-based strategy may be indirectly impacted by the performance of such companies.
Forward Contracts Risk. Forward contracts are OTC derivative transactions between the Fund and a counterparty to buy or sell a specified amount of an underlying investment at a specified price on a specified date in the future. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity or volatility. Forward contracts can increase the Fund’s risk exposure to underlying investments and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk.
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked notes are issued by a bank or other financial institution or a commodity producer at a specified face value and usually pay interest at a fixed or floating rate until maturity, at which time the Fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable. Such underlying commodity-related variable may be a physical commodity, a commodity futures or option contract or a commodity index. By investing in such notes, the Fund faces the risk of loss of interest if the value of the underlying commodity falls, the risk of loss of principal, credit risk, counterparty risk, valuation risk and liquidity risk.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the
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options and the securities or contract markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser's ability to predict correctly future price fluctuations and the degree of correlation between the options and securities or contract markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a CPO, and the Fund and the Subsidiary will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund or the Subsidiary to engage in its planned investment program. Moreover, registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary.
The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund and the Subsidiary as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Adviser as the Fund's CPO, the Fund's and the Subsidiary’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser's CFTC compliance obligations. As a result of CFTC regulations, the Fund's and the Subsidiary’s status as a commodity pool and the Adviser's registration as a CPO are not expected to materially adversely affect the Fund's or the Subsidiary’s ability to achieve its investment objective.
Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Therefore, shareholders would be subject to duplicative expenses to the extent that the Fund invests in pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles. Moreover, commodity pools invest in futures contracts and in markets which may be highly volatile, and commodity pools also may be subject to substantial charges for management, advisory and brokerage fees. As such, commodity pools can suffer substantial losses, thereby reducing the value of an investment in the pool. Restrictions on redemptions may affect the ability of the Fund to withdraw from its participation in the pool.
ETN Risk. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities of an issuer and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees.
The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events that affect the commodities markets. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor).
ETNs also are subject to credit risk, whereby the Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.
Counterparty Risk. Certain of the Fund’s investments in derivatives may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities.
U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States, which may be negatively affected by an actual or threatened failure of the U.S. government to pay its obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested
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in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund’s return potential.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the issuer of a corporate debt security is unable to pay interest or repay principal when it is due and the holder of the corporate debt security could lose money. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Subsidiary will invest in certain derivatives that are traded on an exchange; in such cases, a clearing organization acts as the counterparty. For Commodities Futures, the Fund’s obligation is to the FCM that carries the Fund’s account, whose obligation is in turn to the clearing organization. The Fund’s investments therefore introduce the risk that its FCM would default on an obligation to the Fund, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The risk exists at, and from the time that, the Fund enters into a contractual arrangement with its FCM to bring about the settlement and clearing of futures contracts. The FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to futures positions.
Gap Risk. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
Valuation Risk. In certain circumstances, such as periods of reduced market liquidity, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The IRS has issued a number of private letter rulings to other RICs (upon which only the Fund that received the private letter ruling can rely), which indicate that income from the Fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a RIC.) Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or other action. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Commodities Futures held by the Subsidiary are similar to those that are permitted to be held by the Fund and thus are subject to the same risks whether or not they are held by the Fund or the Subsidiary.There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman
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Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. Because the Fund currently intends to effect redemptions for cash, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund’s NAV.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.
Non-Principal Investment Strategies
In accordance with the 1940 Act and the rules thereunder, the Fund has adopted a policy to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of the Fund's net assets (plus the amount of any borrowing for investment purposes) to electric vehicle metal commodities.
The Fund’s investment objective and the 80% investment policy are non-fundamental policies that the Board of the Trust may change without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.
The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
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Adverse Regulatory Developments Risk. Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the CFTC, but also by self-regulatory organizations such as the National Futures Association. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency. Such actions could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. Although the effect of any future regulatory change on the Fund is impossible to predict, it could be substantial and adverse.
Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund, including its operations and return potential, and could also result in higher than normal redemptions by APs (as defined herein), which could potentially increase the Fund’s portfolio turnover rate and transaction costs and potentially lower the Fund’s performance returns.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.
Geographic Risk. Labor disputes, trade tariffs, natural disasters, climate change or other disruptions could occur in a geographic region and, as a result, negatively impact certain commodities, including metals produced in that region, thereby negatively affecting the value of those commodities linked to instruments in which the Fund invests.
Increased Competition Risk. The Adviser believes that there has been, over time, a general increase in interest in commodity investing. As the Adviser’s assets under management invested directly or indirectly in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Fund is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.
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Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange, and are created and redeemed principally for cash in Creation Units at each day’s next calculated NAV. Because the Fund will create and redeem shares principally in cash, investments in the Fund’s shares will not typically gain the tax-advantaged benefits associated with exchange-traded funds that create and redeem shares principally in-kind. Such in-kind arrangements are designed to protect shareholders from the adverse effects on a fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund and exchange-traded funds that do not effect transactions principally in-kind, redemptions can have an adverse tax impact on taxable shareholders because the fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas an in-kind redemption mechanism may reduce the effect of a tax event for the Fund (to the extent it uses in-kind redemptions) or its shareholders. However, the tax advantages of investing in Shares may be less pronounced than passive ETFs because the Fund is actively managed and, therefore, may have greater turnover in its portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed.
The Fund may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $792.7 billion as of December 31, 2025.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, David Hemming, Dave Sahota and Theodore Samulowitz (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since April 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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David Hemming, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since September 2016 and has been associated with the Adviser since 2016.
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Dave Sahota, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since February 2024. He has been responsible for the management of certain funds in the Invesco family of ETFs since February 2024 and has been associated with the Adviser since 2023. Prior to joining the Adviser, Mr. Sahota was a senior data scientist at Meta with a focus on the monetization ecosystem from May 2021 through January 2023 and a lead quantitative researcher at Morningstar from September 2019 through April 2021.
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Theodore Samulowitz, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since April 2022. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2013 and has been associated with the Adviser since 2012.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.59% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver is in place through at least August 31, 2027, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal period ended April 30, 2025.
14

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “EVMT.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests by paying redemption proceeds to an AP primarily in cash, but it reserves the right to also do so through in-kind redemptions. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund.
In recognition of the nature of the Fund’s investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Code and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
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Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
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Commodity Investments
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The Fund’s strategy of investing through its Subsidiary in derivatives and other financially-linked instruments whose performance is expected to correspond to the commodity markets may cause the Fund to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Fund invested directly in commodities.
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The Fund must meet certain requirements under the Code for favorable tax treatment as a RIC, including asset diversification and income requirements.
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The Fund intends to treat the income it derives from commodity-linked notes as qualifying income because, either: (a) if the commodity-linked notes are held directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) if the commodity-linked notes are held indirectly through the Subsidiary, relying on the income distributed by the Subsidiary being eligible to be treated as qualifying income. Further, the Fund anticipates that its Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. If, contrary to the opinion of counsel, the proposed regulations or other guidance issued by the IRS, the IRS were to determine such income is non-qualifying, the Fund might fail to satisfy the income requirement.
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In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the asset diversification requirement.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s)
about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they
17

may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the period since the Fund’s inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended October 31,			For the Period April 25, 2022(a) Through October 31, 2022
	2025	2024	2023
Per Share Operating Performance:
Net asset value at beginning of period	$15.63	$18.48	$20.66	$30.00
Net investment income(b)	0.59	0.78	0.92	0.15
Net realized and unrealized gain (loss) on investments	1.78	(2.70)	(2.89)	(9.49)
Total from investment operations	2.37	(1.92)	(1.97)	(9.34)
Distributions to shareholders from:
Net investment income	(0.53)	(0.93)	(0.21)	-
Net asset value at end of period	$17.47	$15.63	$18.48	$20.66
Market price at end of period(c)	$17.49	$15.65	$18.52	$20.70
Net Asset Value Total Return(d)	15.82%	(10.70)%	(9.74)%	(31.13)%(e)
Market Price Total Return(d)	15.79%	(10.77)%	(9.72)%	(31.00)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,862	$7,814	$12,011	$18,590
Ratio to average net assets of:
Expenses, after Waivers(f)	0.44%	0.45%	0.45%	0.45%(g)
Expenses, prior to Waivers(f)	0.59%	0.59%	0.59%	0.59%(g)
Net investment income	3.84%	4.65%	4.15%	1.21%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
The net asset value total return from Fund Inception (April 27, 2022, the first day of trading on the exchange) to October 31, 2022 was (31.50)%. The market price total return from Fund Inception to October 31, 2022 was (32.09)%.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(g)	Annualized.
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Disclaimers
The Benchmark is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the Adviser. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or other financial instruments generally or in the Fund particularly or the ability of the S&P GSCI Electric Vehicle Metals Index to track general market performance. S&P Dow Jones Indices’s only relationship to the Adviser with respect to the S&P GSCI Electric Vehicle Metals Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P GSCI Electric Vehicle Metals Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P GSCI Electric Vehicle Metals Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P GSCI Electric Vehicle Metals Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GSCI ELECTRIC VEHICLE METALS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GSCI ELECTRIC VEHICLE METALS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information
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about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Actively Managed Exchange-Traded Commodity Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-22927.
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Invesco Actively Managed Exchange-Traded Commodity Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-EVMT-PRO-1	800.983.0903 @InvescoUS

Prospectus
February 27, 2026

Invesco Actively Managed Exchange-Traded Commodity Fund Trust
PDBC	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	The Nasdaq Stock Market LLC
The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Information
Investment Objective
The Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (the “Fund”) seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%

Other Expenses	None

Acquired Fund Fees and Expenses[1]	0.15

Total Annual Fund Operating Expenses	0.74

Fee Waiver and/or Expense Reimbursement[2]	0.15

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59

1
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

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Through August 31, 2027, Invesco Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees the Adviser or an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds or other funds managed by the Adviser or that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$60	$221	$397	$905
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to the world’s most heavily traded commodities. Commodities are assets that have tangible properties, such as oil, agricultural produce or raw metals.
Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in a combination of three categories of investments: (i) exchange-traded futures contracts on underlying commodities (“Commodities Futures”); (ii) other instruments whose value is derived from or linked to price movements of underlying physical commodities, represented by exchange-traded futures contracts on commodity indices, commodity-linked notes, exchange-traded options on Commodities Futures, swaps on commodities and commodity- related forward contracts (collectively, these are “Commodity-Linked Instruments”); and (iii) cash, cash-like instruments or high-quality securities (collectively, “Collateral”).The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments.
The Fund will not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Commodities Futures and Commodity-Linked Instruments. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.
The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the DBIQ Optimum Yield Diversified Commodity Index Excess Return (the “Benchmark”), an index composed of futures contracts on the most heavily traded commodities across the energy, precious metals, industrial metals and agriculture sectors. Commodities represented in the Benchmark may include, but are not limited to, Brent crude oil, light crude oil, heating, natural gas, gas oil, “RBOB” gasoline, silver, gold, aluminum, zinc, copper, nickel, lead, corn, soybeans, soybean meal, soybean oil, sugar, coffee, cocoa, wheat, Kansas wheat, cotton, live cattle, lean hogs, and feeder cattle. Not all commodities listed may be represented in the Benchmark at any given time. Although the Subsidiary generally provides exposure to the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion as the Benchmark. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark, but reference a commodity represented in the Benchmark by a different futures contract. At times, it also may invest in Commodities Futures outside the Benchmark, invest in Commodities Futures with expirations beyond those contained in the Benchmark or emphasize some commodity sectors more than others.
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The Subsidiary also invests a portion of its assets in Commodity-Linked Instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity-Linked Instruments may be exchange-traded or traded over-the-counter (“OTC”).
Because the Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the Fund’s investments in the Subsidiary and Commodities Futures are limited by certain requirements of the Code and related Internal Revenue Service regulations. Accordingly, the Fund (and the Subsidiary, as applicable) invests its remaining assets directly in Collateral, which consists of high-quality securities such as U.S. Treasuries, other U.S. Government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality as the Adviser may determine) that provide liquidity, serve as margin or collateralize the Subsidiary’s investments in Commodities Futures and Commodity-Linked Instruments.
The phrase “No K-1” in the Fund’s name means that the Fund does not issue a Schedule K-1, which is the tax reporting form issued by commodities partnerships. Schedule K-1 typically presents additional complexities. Instead, like most other ETFs, the Fund reports income on Form 1099.
As of October 31, 2025, the Fund had significant exposure to the energy sector. The Fund’s portfolio holdings, and the extent to which it concentrates its investments, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Commodity-Linked Derivatives Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. If the Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying reference asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid asset; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale.
Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a reference index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a derivative; typically, they are issued by a bank at a specified face value and pay a fixed or floating rate linked to the performance of an underlying asset, such as commodity indices, particular commodities or commodity futures contracts. As such, the Fund faces the economic risk of movements in commodity prices by investing in such notes. These notes also are subject to credit, market and interest rate risks that in general affect the values of debt securities. In addition, these notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity,
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commodity futures contract or commodity index; as a result, at the maturity of the note, the Fund may receive more or less principal than it originally invested.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities or contract markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities or contract markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Sector Concentration Risk. Because the Fund invests in instruments that are linked to different types of commodities from various sectors, including the energy, agriculture and metal sectors, the Fund is subject to the risks inherent in those economic sectors. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; increased regulatory burdens; obsolescence of technologies; and increased competition or new product introductions. To the extent that the Fund focuses its investments in a particular sector of the commodities market, the risks associated with that particular commodity or sector will be greater.
Energy Sector Investment Risk. The performance of the Fund in part is linked to the daily performance of the spot price of certain energy-related commodities, including crude oil, NY Harbor ULSD, gasoline and natural gas. The market values of such commodities are strongly affected by the supply of, and demand for, those commodities, as well as, among other factors, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization, world event, technological advances and general economic conditions. Therefore, energy commodities are subject to swift price fluctuations, and investments in such commodities can be cyclical and/or highly volatile.
Additionally, significant declines in the price of oil may contribute to significant market volatility, which may materially adversely affect the Fund’s performance.
Forward Contracts Risk. Forward contracts are over-the-counter derivative transactions between the Fund and a counterparty to buy or sell a specified amount of an underlying investment at a specified price on a specified date in the future. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity or volatility. Forward contracts can increase the Fund’s risk exposure to underlying investments and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Registration as a commodity pool may have negative effects on the ability of the Fund or the Subsidiary to engage in its planned investment program. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.
Counterparty Risk. Certain of the Fund’s investments in derivatives may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.
Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable, or floating, rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.
Gap Risk. The Fund is subject to the risk that a commodity price will change between periods of trading. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. The Fund’s investments in U.S. Government securities and commercial paper will change in value in response to interest
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rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.
Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.
Valuation Risk. During periods of reduced market liquidity or the absence of readily available market quotations for the holdings of the Fund, the value of its holdings becomes more difficult and the judgment of the Adviser (employing the fair value procedures adopted by the Board of Trustees (the “Board”) of the Invesco Actively Managed Exchange-Traded Commodity Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Tax Risk. For the Fund to qualify as a RIC, the Fund must meet a qualifying income test each taxable year. Failure to comply with the qualifying income requirements would have significant negative tax consequences to Fund shareholders, including the imposition of an entity-level tax on the Fund, which would reduce the amount available for distribution to shareholders. Although the Fund, through its investment in the Subsidiary, generally will seek to invest in derivative instruments that it believes generate qualifying income, the treatment of income from certain derivative instruments under the qualifying income requirements is not entirely clear. The Fund will seek to limit its non-qualifying income so as to qualify as a RIC, and its investment in the Subsidiary is intended to provide exposure to commodities in a manner consistent with the “qualifying income” requirement applicable to RICs. Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income or (b) indirectly through the Subsidiary. Should the Internal Revenue Service (“IRS”) issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The investments held by the Subsidiary as discussed in this prospectus are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund's investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund’s NAV.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund's performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Best Quarter	March 31, 2022	25.73%
Worst Quarter	March 31, 2020	-28.37%

Average Annual Total Returns (for the periods ended December 31, 2025)
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	11/7/2014	6.24%	11.49%	6.76%
Return After Taxes on Distributions		4.63	5.79	3.43
Return After Taxes on Distributions and Sale of Fund Shares		3.69	6.39	3.76

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)		22.34	11.19	11.72

Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)		8.17	-2.15	1.26

DBIQ Optimum Yield Diversified Commodity Index Excess Return (reflects no deduction for fees, expenses or taxes)		5.04	9.34	5.68

DBIQ Optimum Yield Diversified Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)		9.48	13.00	8.05

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Portfolio Manager of the Adviser; Vice President of the Trust	November 2014

David Hemming	Portfolio Manager of the Adviser	September 2016

Dave Sahota, CFA	Portfolio Manager of the Adviser	February 2024

Theodore Samulowitz	Portfolio Manager of the Adviser	November 2014

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a
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tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks
Principal Investment Strategies
The Fund is an actively managed ETF that, under normal circumstances, seeks to achieve its investment objective by investing in financial instruments that provide economic exposure to a diverse group of the world’s most heavily traded commodities. Under normal circumstances, the Fund invests, either directly or through the Subsidiary, in a combination of three categories of investments: (i) Commodities Futures; (ii) Commodity-Linked Instruments; and (iii) Collateral designed to collateralize investments in Commodities Futures and Commodity-Linked Instruments.
Unlike securities, commodities are assets that have tangible properties, such as oil, metal or agricultural products. Commodities Futures and Commodity-Linked Instruments provide exposure to these physical commodities markets without requiring a direct investment into such commodities. Federal tax laws limit registered investment companies, such as the Fund, from investing directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Therefore, the Fund will invest indirectly in Commodities Futures and Commodity-Linked Instruments via its wholly-owned Subsidiary. Such investment is expected to provide the Fund with exposure to, and income from, Commodities Futures and Commodity-Linked Instruments within the limits of the federal tax laws, including Subchapter M of the Code.
The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, which will not be sold or offered to other investors. The Subsidiary is overseen by its own board of directors. The Adviser serves as the Subsidiary’s investment adviser and manages the Subsidiary to comply with the compliance policies and procedures of the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked futures contracts. Like the Fund, the Subsidiary also may invest in cash or highly liquid securities intended to promote liquidity, serve as margin or collateralize the Subsidiary’s positions in Commodities Futures and Commodity-Linked Instruments.
The Subsidiary will invest in Commodities Futures, which generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of the Commodities Futures are based upon the price movements of their underlying commodities. The Subsidiary will invest in those Commodities Futures that generally are representative of the components of the Benchmark, an index composed of futures contracts on the most heavily traded commodities across the energy, precious metals, industrial metals and agriculture sectors. Commodities represented in the Benchmark may include, but are not limited to, Brent crude oil, light crude oil, NY Harbor ULSD, natural gas, gas oil, “RBOB” gasoline, silver, gold, aluminum, zinc, copper (Grade A), nickel, lead, corn, soybeans, soybean meal, soybean oil, sugar, coffee, cocoa, wheat, Kansas wheat, cotton, live cattle, lean hogs, and feeder cattle.
Although the Subsidiary generally holds all the components of the Benchmark, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not invest in all of the Benchmark’s components or in the same proportion, may invest in Commodities Futures outside the Benchmark, and, at times, may emphasize investments in some commodity sectors more than others.
The Adviser employs a rules-based investment approach when selecting Commodities Futures for the Subsidiary, so that the weight of each of those futures contracts in the Subsidiary’s portfolio reflects the Adviser’s view of the economic significance and market liquidity of the corresponding, underlying commodity. The Adviser may select Commodities Futures with expirations beyond those contained in the Benchmark.
Futures contracts, by their terms, reflect the expected future value of a reference asset. Commodity-linked futures contracts reflect the value of price movements of the underlying commodity (which serves as the reference asset) on which the contract is based. These contracts are agreements between two parties where one party agrees to buy, and the other to sell, a set amount of the reference asset (or, in some instances, a cash equivalent) at a pre-determined price (the “spot price”) on a pre-determined future date (the “expiration date”). As the expiration date for a futures contract draws closer, an investor wishing to maintain its exposure to that commodity will close out its position in the expiring futures contract and open a new position in a futures contract with a later expiration date. This process is referred to as “rolling.”
The Adviser will attempt to generate yield for the Fund by “rolling” the Fund’s investments in Commodities Futures. As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date. In general, as the time to the expiration date of a futures contract draws closer, the price of the futures contract will tend towards its spot price. If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” In “contango” markets, the price of futures contracts with expiration dates in the near term generally is lower than the price of futures contracts with more distant expiration dates, resulting in a cost to “roll” the futures contract by replacing the near-term contract with the long-term contract (the “roll cost”). The opposite is true when the market is in backwardation, resulting in a gain from rolling the futures contract (the “roll yield”). Whether an investor realizes roll costs or roll yields depends upon the price differences between near-term and long-term contracts. Rather than roll the futures contracts on a predefined schedule, the Subsidiary will roll to another futures contract (which the Adviser selects from a universe of futures contracts, which may include contracts with expirations beyond those contained in the Benchmark) that the Adviser believes will generate the greatest roll yield. However, there can be no guarantee that such a strategy will produce the desired results.
The Subsidiary also invests in Commodity-Linked Instruments that are expected to provide investment returns that are highly correlated to those of the commodities markets, to seek to increase its investment returns or to hedge against declines in the value of its other investments. These commodity-linked derivatives have values linked to the price movement of a commodity, commodity index, or futures contract. The Subsidiary will only invest in those Commodity-Linked Instruments that are based on the price of a relevant Commodities Future, and if such instruments tend to exhibit trading prices or returns that correlate with any Commodity Futures and that further the investment objective of the Fund. Although the Fund does not
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seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Fund is subject to legal requirements applicable to all mutual funds that are designed to reduce the effects of any leverage created by the use of derivative instruments. Generally, the Fund will enter into swap agreements and other OTC transactions only with large, established and well capitalized financial institutions that meet certain credit quality standards and monitoring policies.
The Fund (and the Subsidiary, as applicable) will invest its remaining assets in Collateral to provide liquidity, serve as margin or collateralize the Subsidiary’s investments. Such Collateral includes: (i) short-term obligations issued by the U.S. Government; (ii) short-term negotiable obligations of commercial banks, fixed-time deposits and bankers’ acceptances of U.S. banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Ratings or “A-1+” or “A-1” by S&P Global Ratings or, if unrated, of comparable quality, as the Adviser determines; and (iv) money market mutual funds, including affiliated money market mutual funds. The Fund will not invest in collateral securities that are below investment grade.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Because of the Fund’s use of futures, options and swaps above levels prescribed by the CFTC, it is considered a “commodity pool.” The Adviser is registered as a CPO and a CTA and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies.
Temporary Defensive Strategies
The Fund may take a temporary defensive position and hold all or a portion of its assets in cash or cash equivalents and money market funds (including affiliated money market funds) if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. Doing so could help the Fund avoid losses in the event of falling market prices and provide liquidity to make additional investments, but may mean lost investment opportunities in a period of rising market prices. During these periods, the Fund may not achieve its investment objective.
Principal Risks of Investing in the Fund
The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund's “Summary Information” section. Any of the following risks may impact the Fund’s NAV which could result in the Fund trading at a premium or discount to NAV.
Market Risk. The Fund’s holdings are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Additionally, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse affect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Management Risk. Actively managed portfolios are subject to management risk. In managing the Fund’s portfolio holdings, the adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that they will produce the desired results.
Commodity-Linked Derivative Risk. Investments linked to the prices of commodities may be considered speculative. The Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Volatility is defined as the characteristic of an asset, an index or a market to fluctuate significantly in price within a short time period. The value of commodity-linked instruments typically is based upon the price movements of the underlying commodities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors, including changes in overall market movements; domestic and foreign political and economic events, policies and developments; geo-political concerns, war, and acts of terrorism; changes in domestic or foreign interest rates and/or investor expectations concerning interest rates; domestic and foreign inflation rates; consumer supply and demand; and trading activities in commodities, including currency devaluations, market liquidity or the imposition of embargoes, tariffs or other regulatory barriers. The value may fluctuate due to commodity-specific factors, such as weather and climate conditions; natural disasters like drought, flood or livestock disease; changes in labor conditions and technology; or supply and demand disruptions in major producing or consuming regions. At times, prices fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Each of these factors and events could have a significant negative impact on the Fund.
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Derivatives Risk. The Fund may invest in derivatives, such as futures contracts, options, options on futures contracts and swaps, as applicable. Derivatives are financial instruments that derive their value from an underlying asset, such as a security, commodity, index or exchange rate. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be riskier than other types of investments and may be more volatile, less tax efficient and less liquid than other securities.
Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. In addition, given their complexity, derivatives may be difficult to value.
Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. Credit risk refers to the possibility that a counterparty will be unable and/or unwilling to perform under the agreement. Interest rate risk refers to fluctuations in the value of an asset resulting from changes in the general level of interest rates. OTC derivatives are also subject to counterparty risk (sometimes referred to as “default risk”), which is the risk that the other party to the contract will not fulfill its contractual obligations.
Derivatives may be especially sensitive to changes in economic and market conditions, and their use may give rise to a form of leverage. Leverage may cause the portfolio of the Fund to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. For some derivatives, such leverage could result in losses that exceed the original amount invested in the derivative. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company, as well as by regulatory changes.
Swap Agreements Risk. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, such as total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps, as applicable. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities, commodities or commodities futures contracts without purchasing those securities or instruments, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Futures Contracts Risk. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts.
Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Such risks include:
(i)
an imperfect correlation between the value of the futures contract and the value of the underlying asset;
(ii)
possible lack of a liquid secondary market for a futures contract;
(iii)
the inability to open or close a futures contract position when desired;
(iv)
losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited);
(v)
in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time;
(vi)
the possibility that a failure to close a position may result in delivery of an illiquid asset to the Fund; and
(vii)
the possibility that rapid selling to avoid delivery of an underlying asset may result in unfavorable execution prices.
To enter into a futures contract, the Fund must post an amount of assets with a FCM to serve as “initial margin,” which is a good faith deposit on the contract and which the FCM returns to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a futures contract and the movement in the underlying asset. In the event of adverse price movements, the Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM.
Depending on their terms, futures contracts settle through either physical delivery of the underlying asset (“physically settle”) or payment of an equivalent cash amount (“cash settle”).
Commodity-Linked Notes Risk. Commodity-linked notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked notes are issued by a bank or other financial institution or a commodity producer at a specified face value and usually pay interest at a fixed or floating rate until maturity, at which time the Fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable. Such underlying commodity-related variable may be a physical commodity, a commodity futures or option contract or a commodity index. By investing in such notes, the Fund faces the risk of loss of interest if the value of the underlying commodity falls, the risk of loss of principal, credit risk, counterparty risk, valuation risk and liquidity risk.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities or contract markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser's ability to predict correctly future price fluctuations and the degree of correlation between the options and securities or contract markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
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Sector Concentration Risk. Because the Fund invests in instruments that are linked to different types of commodities from various sectors, including the energy, agriculture and metal sectors, the Fund is subject to the risks inherent in those economic sectors. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; increased regulatory burdens; obsolescence of technologies; and increased competition or new product introductions. To the extent that the Fund focuses its investments in a particular sector of the commodities market, the risks associated with that particular commodity or sector will be greater.
Energy Sector Investment Risk. The performance of the Fund in part is linked to the daily performance of the spot price of certain energy-related commodities, including crude oil, NY Harbor ULSD, gasoline and natural gas. The market values of such commodities are strongly affected by the supply of, and demand for, those commodities, as well as, among other factors, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization, world event, technological advances and general economic conditions. Therefore, energy commodities are subject to swift price fluctuations, and investments in such commodities can be cyclical and/or highly volatile.
Additionally, significant declines in the price of oil may contribute to significant market volatility, which may materially adversely affect the Fund’s performance.
Agricultural Sector Investment Risk. The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities, including corn, soybeans, sugar and wheat. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, tariffs, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters, labor difficulties or shortages and other events that the Fund cannot control. In addition, increased competition caused by economic recession and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.
Metals Sector Investment Risk. The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial and precious metals, including aluminum, copper, gold, silver and zinc. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Fund’s performance.
Forward Contracts Risk. Forward contracts are OTC derivative transactions between the Fund and a counterparty to buy or sell a specified amount of an underlying investment at a specified price on a specified date in the future. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity or volatility. Forward contracts can increase the Fund’s risk exposure to underlying investments and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Fund to counterparty risk, liquidity risk and valuation risk.
Commodity Pool Risk. The Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiary and the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a CPO, and the Fund and the Subsidiary will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund or the Subsidiary to engage in its planned investment program. Moreover, registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary.
The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund and the Subsidiary as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Adviser as the Fund's CPO, the Fund's and the Subsidiary’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser's CFTC compliance obligations. As a result of CFTC regulations, the Fund's and the Subsidiary’s status as a commodity pool and the Adviser's registration as a CPO are not expected to materially adversely affect the Fund's or the Subsidiary’s ability to achieve its investment objective.
Counterparty Risk. Certain of the Fund’s investments in derivatives may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, the Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities.
U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States, which may be negatively affected by an actual or threatened failure of the U.S. government to pay its obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’
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operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund’s return potential.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the issuer of a corporate debt security is unable to pay interest or repay principal when it is due and the holder of the corporate debt security could lose money. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Clearing Broker Risk. The Subsidiary will invest in certain derivatives that are traded on an exchange; in such cases, a clearing organization acts as the counterparty. For Commodities Futures, the Fund’s obligation is to the FCM that carries the Fund’s account, whose obligation is in turn to the clearing organization. The Fund’s investments therefore introduce the risk that its FCM would default on an obligation to the Fund, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The risk exists at, and from the time that, the Fund enters into a contractual arrangement with its FCM to bring about the settlement and clearing of futures contracts. The FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to futures positions.
Gap Risk. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.
Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
Valuation Risk. In certain circumstances, such as periods of reduced market liquidity, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The IRS has issued a number of private letter rulings to other RICs (upon which only the Fund that received the private letter ruling can rely), which indicate that income from the Fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the portion of such rulings relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a RIC.) Accordingly, the Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a RIC for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or other action. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time, which may make it difficult for the Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
Issuer-Specific Changes Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform worse than the market as a whole, causing the value of the Fund’s securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times
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of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Commodities Futures held by the Subsidiary are similar to those that are permitted to be held by the Fund and thus are subject to the same risks whether or not they are held by the Fund or the Subsidiary.There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could adversely affect the Fund. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. Because the Fund currently intends to effect redemptions for cash, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs. Also, to the extent any transaction costs are not offset by transaction fees imposed on APs, such costs will decrease the Fund’s NAV.
Authorized Participant Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. The risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Market Trading Risk. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although Shares are listed for trading on a securities exchange, there can be no assurance that an active trading market for Shares will develop or be maintained by market makers or APs, that Shares will continue to trade on any such exchange or meet the requirements for listing on an exchange. Any of these factors, among others, may lead to the Shares trading at a premium or discount to their NAV. As a result, an investor could lose money over short or long periods. Further, the Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund) and are generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity.
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, or periods of significant market volatility or stress, may result in trading prices for the Shares that differ significantly from the value of the Fund’s underlying holdings, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. Additionally, APs may be less willing to create or redeem the Shares if there is a lack of an active market for such Shares or the Fund’s underlying investments, which may contribute to the Shares trading at a premium or discount.
Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.
Non-Principal Investment Strategies
The Fund (and the Subsidiary) may invest directly in exchange-traded products related to or providing exposure to commodities (i.e., commodity-linked equity securities, exchange-traded notes (“ETNs”) and commodity pools) (collectively, “Commodity-Related Assets”). Such
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investments include the Invesco DB Commodity Index Tracking Fund (the “Commodity Pool”), a commodity pool that seeks to track the performance of the Benchmark. The Fund will limit its investments in the Commodity Pool and other pools so that no single pool represents more than 25% of the Fund’s total assets in order to satisfy asset diversification requirements in the Code. In addition, the Fund may invest in exchange-traded common stocks of companies that operate in commodities, natural resources and energy businesses, and in associated businesses, including companies that provide services or have exposure to such businesses.
The Fund’s investment objective constitutes a non-fundamental policy that the Board of the Trust may change without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders. The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”
Borrowing Money
The Fund may borrow money up to the limits set forth in the Fund’s SAI under the section “Investment Restrictions.”
Additional Risks of Investing in the Fund
The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies. The following provides additional non-principal risk information regarding investing in the Fund.
Adverse Regulatory Developments Risk. Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the CFTC, but also by self-regulatory organizations such as the National Futures Association. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency. Such actions could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. Although the effect of any future regulatory change on the Fund is impossible to predict, it could be substantial and adverse.
Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund, including its operations and return potential, and could also result in higher than normal redemptions by APs (as defined herein), which could potentially increase the Fund’s portfolio turnover rate and transaction costs and potentially lower the Fund’s performance returns.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund and its shareholders could be negatively impacted as a result.
ETN Risk. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities of an issuer and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees.
The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events that affect the commodities markets. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor).
ETNs also are subject to credit risk, whereby the Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer's common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.
In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, one or more particular industries or economic sectors will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries or sectors more broadly. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer's common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.
Equity risk also includes the financial risks of a specific company, including that the value of the company's securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock;
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similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
Geographic Risk. Natural disasters, climate change or other weather-related disruptions could occur in a geographic region and, as a result, negatively impact certain commodities, including agricultural products produced in that region, thereby negatively affecting the value of those commodities linked to instruments in which the Fund invests.
Increased Competition Risk. The Adviser believes that there has been, over time, a general increase in interest in commodity investing. As the Adviser’s assets under management invested directly or indirectly in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.
Large Shareholder Risk. Certain shareholders, including a third party investor, the Adviser or an affiliate of the Adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares or may invest in the Fund and hold its investment for a limited period of time solely to facilitate the commencement of the Fund or to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Fund’s exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leverage Risk. To the extent that the Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Borrowing creates interest expenses and other expenses (e.g., commitment fees) for the Fund that affect the Fund’s performance. Interest expenses are excluded from the Fund expenses borne by the Adviser under the unitary management fee.
Pooled Investment Vehicle Risk. The Fund faces the risk that a pooled investment vehicle will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Therefore, shareholders would be subject to duplicative expenses to the extent that the Fund invests in pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of pooled investment vehicles. Moreover, commodity pools invest in futures contracts and in markets which may be highly volatile, and commodity pools also may be subject to substantial charges for management, advisory and brokerage fees. As such, commodity pools can suffer substantial losses, thereby reducing the value of an investment in the pool. Restrictions on redemptions may affect the ability of the Fund to withdraw from its participation in the pool.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, if a sector or sectors in which the Fund is concentrated is negatively impacted to a greater extent by such events, the Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Natural Resources Risk. Equity securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.
Trading Issues Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Moreover, trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, if the Fund holds securities that are primarily listed on such exchanges, the value of such securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Tax Structure of ETFs
Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange and are issued and redeemed principally for cash in Creation Units at each day’s next calculated NAV. Because the Fund will redeem Shares principally in cash, investments in the Shares will not typically gain the tax-advantaged benefits associated with exchange-traded funds that redeem shares principally in-kind. Such in-kind arrangements are designed to protect shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet such redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the Fund, whereas an in-kind redemption mechanism will not lead to a taxable event for the Fund (to the extent that it uses in-kind redemptions) or its shareholders. However, the tax advantages of investing in Shares may be less pronounced than passive ETFs because the Fund is actively managed and, therefore, may have
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greater turnover in its portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed.
The Fund may recognize gains as a result of selling its securities. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/ETFs.

Management of the Fund
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $792.7 billion as of December 31, 2025.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Portfolio Managers
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, David Hemming, Dave Sahota and Theodore Samulowitz (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
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Peter Hubbard, Portfolio Manager of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since November 2014. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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David Hemming, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since September 2016. He has been responsible for the management of certain funds in the Invesco family of ETFs since September 2016 and has been associated with the Adviser since 2016.
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Dave Sahota, CFA, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since February 2024. He has been responsible for the management of certain funds in the Invesco family of ETFs since February 2024 and has been associated with the Adviser since 2023. Prior to joining the Adviser, Mr. Sahota was a senior data scientist at Meta with a focus on the monetization ecosystem from May 2021 through January 2023 and a lead quantitative researcher at Morningstar from September 2019 through April 2021.
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Theodore Samulowitz, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since November 2014. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2013 and has been associated with the Adviser since 2012.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Advisory Fees
Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.59% of its average daily net assets (the “Advisory Fee”).
The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund's Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver is in place through at least August 31, 2027, and there is no guarantee that the Adviser will extend it past that date.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available on the Fund’s website and in the Fund’s report filed on Form N-CSR for the fiscal period ended April 30, 2025.

How to Buy and Sell Shares
The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The Shares trade on the Exchange under the symbol “PDBC.”
Share prices are reported in dollars and cents per Share.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in
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Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and/or as set forth in the agreement between the AP and the Fund’s distributor, or as otherwise agreed to by the Fund and the AP. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests by paying redemption proceeds to an AP primarily in cash, but it reserves the right to also do so through in-kind redemptions. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
The Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Share Trading Prices
The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares
Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of the Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.
To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. In recognition of the nature of the Fund’s investments and that Shares of the Fund are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes
Dividends and Other Distributions
Generally, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Code and to avoid a federal excise tax imposed on regulated investment companies.
Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Taxes
The Fund intends to qualify each year as a regulated investment company (“RIC”) and, as such, is not subject to entity-level tax on the income and gain it distributes. If you are a taxable investor, dividends and distributions you receive generally are taxable to you whether you reinvest distributions in additional Shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received during the prior calendar year. In addition, investors in taxable accounts should be aware of the basic tax points listed below:
Fund Tax Basics
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The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
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Distributions of net short-term capital gains are taxable to you as ordinary income. A fund with a high portfolio turnover rate (a measure of how frequently assets within the fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
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Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.
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A portion of income dividends paid by the Fund may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. If the Fund invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
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The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
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Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale of your Shares will be subject to federal income tax.
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If the Fund is terminated, a shareholder will receive a liquidating distribution(s) which should be treated as payment in exchange for the Shares held by the shareholder. As a result, each shareholder should recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives, except to the extent the Shares are held in a tax-advantaged arrangement. A liquidating distribution may be subject to backup withholding as described below.
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A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of your cost basis and available elections for your account.
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At the time you purchase your Shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s NAV may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
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By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
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Fund distributions and gains from the sale of Shares generally are subject to state and local income taxes.
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If the Fund qualifies to pass through the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in the Fund.
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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
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To the extent the Fund invests in an underlying fund that is taxed as a RIC, please see the section titled “Taxes – Taxation of the Funds” in the Fund’s SAI for more information regarding the tax consequences of such investment.
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The above discussion concerning the taxability of Fund dividends and distributions and of sales of Shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (“IRAs”) and Roth IRAs.
Commodity Investments
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The Fund’s strategy of investing through its Subsidiary in derivatives and other financially-linked instruments whose performance is expected to correspond to the commodity markets may cause the Fund to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Fund invested directly in commodities.
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The Fund must meet certain requirements under the Code for favorable tax treatment as a RIC, including asset diversification and income requirements.
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The Fund intends to treat the income it derives from commodity-linked notes as qualifying income because, either: (a) if the commodity-linked notes are held directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) if the commodity-linked notes are held indirectly through the Subsidiary, relying on the income distributed by the Subsidiary being eligible to be treated as qualifying income. Further, the Fund anticipates that its Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. If, contrary to the opinion of counsel, the proposed regulations or other guidance issued by the IRS, the IRS were to determine such income is non-qualifying, the Fund might fail to satisfy the income requirement.
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In lieu of disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the asset diversification requirement.
Taxes on Purchase and Redemption of Creation Units
To the extent that the Fund permits in-kind transactions, an AP that exchanges equity securities for a Creation Unit generally will recognize a capital gain or loss equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the AP as part of the issue) and the sum of the AP's aggregate basis in the securities surrendered plus any cash component paid. Similarly, an AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP's basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP's economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.
Any capital gain or loss realized on a redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.
The foregoing discussion summarizes some of the more important possible consequences under current federal, state and local tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and/or foreign tax on the Fund's distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Distributor
Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value
The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Bank of New York Mellon (“BNY”) normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). The Fund’s NAV is based on prices at the time of closing, and U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Fund’s portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with Board-approved policies and related Adviser procedures (the “Valuation Procedures”), subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed-income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when the Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures.
Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Adviser to accurately assign a daily value, and Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that the Fund could sell a portfolio security for the value established for it at any
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time, and it is possible that the Fund would incur a loss if a security is sold at a discount to its established value.

Fund Service Providers
BNY, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns.
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Financial Highlights
The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by PwC, whose report, along with the Fund’s financial statements, is available on the Fund’s website and is included in the Fund’s Form N-CSR filed with the SEC, which is available upon request.

	Years Ended October 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of year	$13.53	$14.67	$17.03	$22.11	$13.24
Net investment income (loss)(a)	0.50	0.63	0.58	0.06	(0.10)
Net realized and unrealized gain (loss) on investments	0.16	(1.21)	(1.01)	2.01	8.97
Total from investment operations	0.66	(0.58)	(0.43)	2.07	8.87
Distributions to shareholders from:
Net investment income	(0.58)	(0.56)	(1.93)	(7.15)	(0.00)(b)
Net asset value at end of year	$13.61	$13.53	$14.67	$17.03	$22.11
Market price at end of year(c)	$13.61	$13.65	$14.69	$17.01	$22.12
Net Asset Value Total Return(d)	5.14%	(3.93)%	(2.26)%	18.62%	67.01%
Market Price Total Return(d)	4.21%	(3.21)%	(2.04)%	18.40%	67.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,506,579	$4,523,847	$5,901,373	$7,357,419	$6,885,738
Ratio to average net assets of:
Expenses, after Waivers(e)	0.44%	0.51%	0.51%	0.55%	0.57%
Expenses, prior to Waivers(e)	0.59%	0.59%	0.59%(f)	0.59%	0.59%
Net investment income (loss)	3.77%	4.58%	3.96%	0.36%	(0.53)%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests.
Estimated investment companies' expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies' expenses that the Fund bears indirectly is included in the Fund's total return.

(f)	The ratio has been revised to correct for misstatement in the previously issued October 31, 2023 financial statements. The ratio was previously reported as 0.71%.
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Disclaimers
Deutsche Bank (“DB”) is not and will not be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund. Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the components of the Benchmark.
The Fund is not sponsored, endorsed, sold or promoted by DB, and DB does not make any representation regarding the advisability of investing in Shares of the Fund.
DB makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in Shares of the Fund particularly. DB’s only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB.
The Benchmark is selected without regard to the Distributor, the Adviser, the Trust or any holders of Shares of the Fund. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of the Fund into consideration when determining, composing or calculating the Benchmark. DB is not responsible for and has not participated in the determination of the prices and amount of Shares of the Fund, the timing of the issuance or sale of Shares of the Fund, or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trust or marketing of the Shares of the Fund. DB does not guarantee the accuracy and/or the completeness of the Benchmark or any data included therein, and DB shall have no liability for any errors, omissions, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of the Fund, or any other person or entity, from the use of the Benchmark or any data included therein. DB makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Benchmark or any data included therein, the Fund, the Trust or the Shares of the Fund. Without limiting any of the foregoing, in no event shall DB have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Benchmark or any data included therein, the Fund, the Trust or the Shares of the Fund, even if notified of the possibility of such damages.
“Deutsche Bank” and “DBIQ Optimum Yield Diversified Commodity Index Excess Return” are reprinted with permission. ©Copyright 2021 Deutsche Bank AG. All rights reserved. “Deutsche Bank” and DBIQ Optimum Yield Diversified Commodity Index Excess Return are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any of its affiliates of subsidiaries. Deutsche Bank AG makes no representation, express or implied, regarding the advisability of investing in this product. Deutsche Bank AG has licensed certain trademarks and trade names which are composed by Deutsche Bank AG without regard to this product or any investor.

Premium/Discount Information
Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is available on the Fund’s website at www.invesco.com/ETFs.

Other Information
Continuous Offering
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving the solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Delivery of Shareholder Documents–Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.
For More Information
For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and on Form N-CSR filed with the SEC. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the
20

Fund's performance during the last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, or the Fund’s financial statements, free of charge, or to make shareholder inquiries, please:
Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Invesco Actively Managed Exchange-Traded Commodity Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza Houston, Texas 77046-1173
Visit:	www.invesco.com/ETFs
Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.
Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Trust's registration number under the 1940 Act is 811-22927.
21

Invesco Actively Managed Exchange-Traded Commodity Fund Trust
3500 Lacey Road, Suite 700		www.invesco.com/ETFs
Downers Grove, IL 60515	P-PDBC-PRO-1	800.983.0903 @InvescoUS

Investment Company Act File No. 811-22927

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

STATEMENT OF ADDITIONAL INFORMATION
Dated February 27, 2026
This Statement of Additional Information (the “SAI”) for Invesco Actively Managed Exchange-Traded Commodity Fund Trust (the “Trust”), relating to the series of the Trust listed below (each, a "Fund" and, collectively, the "Funds"), is not a prospectus. The SAI should be read in conjunction with the prospectus (the “Prospectus”) for each Fund dated February 27, 2026, as the Prospectus may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Invesco Agriculture Commodity Strategy No K-1 ETF	The Nasdaq Stock Market LLC	PDBA
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	The Nasdaq Stock Market LLC	EVMT
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	The Nasdaq Stock Market LLC	PDBC
Capitalized terms used herein that are not defined have the same meaning as in a Fund’s Prospectus, unless otherwise noted. The audited financial statements for each Fund and the related reports of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are incorporated into this SAI by reference to the Trust’s Form N-CSR for the fiscal year ended October 31, 2025, which is on file with the Securities and Exchange Commission (the “SEC”). No other portions of the Trust's Form N-CSR are incorporated by reference into this SAI. A copy of a Fund’s Prospectus, shareholder report, and/or financial statements may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Houston, Texas 77046-1173, by calling toll free 1-800-983-0903, or by visiting the Fund’s website at www.invesco.com/ETFs.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
The Trust was organized as a Delaware statutory trust on December 23, 2013 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of three Funds: Invesco Agriculture Commodity Strategy No K-1 ETF, Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF, and Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF. This SAI contains information for each of those Funds. Each Fund is classified as “diversified” for purposes of the 1940 Act. The shares of each Fund are referred to herein as “Shares.”
The investment objective of each Fund is to seek long-term capital appreciation. Invesco Capital Management LLC (the “Adviser”), an indirect, wholly owned subsidiary of Invesco Ltd., manages each Fund.
Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares as set forth in the Fund’s Prospectus (each, a “Creation Unit” or a “Creation Unit Aggregation”). Each Fund generally issues and redeems Creation Units principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, each Fund also reserves the right to permit or require Creation Units to be issued or redeemed in exchange for a designated basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”).
If a Fund were to permit or require Creation Units to be issued in-kind in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. To offset the added brokerage and other transaction costs the Fund incurs with using cash to purchase the requisite Deposit Securities, the Fund, during each instance of cash creations or redemptions, may impose transaction fees that generally are higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”
Shares are listed and trade throughout the day on The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.
EXCHANGE LISTING AND TRADING
There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of the Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.
INVESTMENT RESTRICTIONS
The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (9) below. Each Fund, as a fundamental policy, may not:
(1)
As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities).
(2)
As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
(3)
Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries except that Invesco Agriculture Commodity Strategy No K-1 ETF will invest more than 25% of the value of its net assets in investments that provide exposure to agriculture commodities and/or agriculture commodities futures contracts, and Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF will invest more than 25% of the value of its net assets in investments that provide exposure to electric vehicle metals and/or electric vehicle metals futures contracts. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
(4)
Borrow money, except the Funds may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.
(5)
Act as an underwriter of another issuer’s securities, except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.
(6)
Make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.
(7)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in commodity futures contracts, swaps, securities or other instruments backed by physical commodities).
(8)
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(9)
Issue senior securities, except as permitted under the 1940 Act.
Except for restrictions (4), (6)(iii), and (9), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of its portfolio, will not constitute a violation of that restriction. With respect to restrictions (4), (6)(iii), and (9), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans). With respect to restriction (3), electric vehicle metals currently consist of iron ore, copper, aluminum, nickel, cobalt and lithium.
For purposes of classifying a Fund as either a “diversified company” or a “non-diversified company” (as such terms are defined in the 1940 Act), the ultimate issuer of debt securities is determined by the Adviser based on certain factors, such as responsibility for the payment of the obligations of such securities and whether such issuer's assets and revenues principally back those obligations, and/or other available information.
The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or (ii) more than 50% of the Shares, whichever is less.
In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund, except as otherwise noted below, may not:
(1)
Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.
(2)
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.
(3)
Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although Invesco Agriculture Commodity Strategy No K-1 ETF and Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.
(4)
Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.
(5)
Invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments.
The investment objective of each Fund is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders.
In accordance with the 1940 Act and the rules thereunder, each of the following Funds has adopted a policy (as set forth below) to invest in securities suggested by the Fund’s name (an “80% investment policy”). The 80% investment policy is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders.
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF has adopted a policy to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes) to electric vehicle metal commodities.
Invesco Agriculture Commodity Strategy No K-1 ETF has adopted a policy to invest in futures contracts and other securities in an amount that provides investment exposure of at least 80% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes) to agriculture commodities.
INVESTMENT STRATEGIES AND RISKS
A discussion of the Funds’ investment strategies and the risks associated with an investment in the Funds is contained in each Fund’s Prospectus in the “Summary Information—Principal Investment Strategies” and “Summary Information—Principal Risks of Investing in the Fund” sections and the “Additional Information About the Fund’s Strategies and Risks” section. The discussion below supplements, and should be read in conjunction with, those sections.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio holdings may fluctuate in accordance with changes in the value of futures contracts, securities and other instruments that a Fund holds, any changes in the financial condition of the issuers of its portfolio holdings and other factors that affect the market.
An investment in a Fund also should be made with an understanding of the risks inherent in an investment in futures contracts, securities and other assets, including the risk that the financial condition of issuers may become impaired or that the general condition of the market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio holdings and thus in the value of Shares). The Funds’ portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions of the companies issuing the securities change. These investor perceptions are based on various and unpredictable factors, including expectations regarding governmental, economic, monetary and fiscal policies, inflation and interest rates, weather and climate conditions, economic expansion or contraction, and global or regional political, economic or banking crises.
Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Equity securities may include:
●
Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
●
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.
●
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
●
Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter (“OTC”) market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.
●
Master Limited Partnerships (“MLPs”). MLPs are generally limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
●
Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
●
Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Artificial Intelligence Risk. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI Technologies”), may adversely impact markets, the overall performance of a Fund's investments, or the services provided to a Fund by its service providers (including, without limitation, a Fund’s investment adviser, sub-adviser, fund accountant, custodian, or transfer agent). For example, issuers in which a Fund invests and/or service providers to the Funds may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI.
To the extent a Fund invests in companies that are involved in various aspects of AI Technologies, it is particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI Technologies also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Actual usage of AI Technologies by a Fund’s service providers and issuers in which a Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Derivatives Risk. The Funds may invest in derivatives.  Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations.
Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of a Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a Fund.

Futures. The Funds will invest in exchange-listed futures contracts on commodities and commodity indices. Upon entering into a futures contract, the Funds will be required to deposit with the broker “initial margin” in cash or cash equivalents. This initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
General Risks of Futures. The use of futures contracts involves special considerations and risks, as described below.
(1) Successful use of hedging and non-hedging transactions depends upon the Adviser’s ability to correctly predict the direction of changes in the value of the applicable markets and securities. There can be no assurance that any particular hedging strategy will succeed.
(2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as a futures contract) and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.
(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.
(4) There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.
(5) As described above, a Fund might be required to make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to make such payments until the position expired or matured. The requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
(6) There is no assurance that a Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.
(7) Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.
Rolling, Backwardation and Contango. When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in June 2026 may have an expiration date in September 2026. As this contract nears expiration, a long position in the contract may be replaced by selling the September 2026 contract and purchasing a contract expiring in March 2027. This process is referred to as “rolling.”
The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. Historically, the prices of some futures contracts (generally those relating to commodities that are consumed immediately rather than stored) with near-term expirations may be higher than for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract, resulting in negative returns. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. In addition, a Fund may not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract (chosen from a list of tradable futures with expirations beyond those contained in the DBIQ Diversified Agriculture Index Excess Return for Invesco Agriculture Commodity Strategy No K-1 ETF, the DBIQ Optimum Yield Diversified Commodity Index Excess Return for Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF, or the S&P GSCI Electric Vehicle Metals Index for Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (each a "Benchmark") in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.
Commodity Futures. Each Fund will hold positions in commodity futures contracts on individual underlying commodities or commodity indices. A Fund’s investments in commodity futures contracts may involve substantial risks. Commodity futures contracts are traded on futures exchanges, which offer a central marketplace in which to transact futures contracts, a clearing organization to process trades, a standardization of expiration dates and contract sizes, and the availability of a trading market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session.
In the futures markets, the clearing organization acts as the counterparty to all exchange-traded futures contracts. A Fund’s obligation is to the futures commission merchant that carries the Fund’s account, whose obligation is in turn to the clearing organization, and the Fund will look indirectly to the clearing organization to satisfy the Fund’s rights under the futures contract.
Some commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If a Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts historically has been greater than that for traditional securities such as stocks and bonds. Because the Funds invest in commodity futures contracts, the assets of a Fund, and therefore the prices of a Fund’s shares, may be subject to greater volatility. The futures clearinghouse marks every futures contract to market at the end of each trading day to ensure that the outstanding futures obligations are limited to the marked-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if a Fund’s futures positions have declined in value, the Fund may be required to post variation margin to cover this decline.
Alternatively, if a Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.
Special Risks of Commodity Futures Contracts. Commodity futures contracts also may be subject to the following special risks:
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Storage Costs. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
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Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery in the future. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity. The changing nature of hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an expiring contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity investments.
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Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, commodity-linked notes, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
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Deflation and Inflation. Deflation or unanticipated changes in the rate of inflation may result in changes in the future spot price of the underlying commodities that could negatively affect a Fund’s profitability and result in potential losses. In addition, reduced economic growth may lead to reduced demand for the underlying commodities and put downward pressure on future spot prices, adversely affecting a Fund’s operations and profitability.
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Risk of Temporary Market Aberrations or Distortions. Each Fund is subject to the risk that temporary aberrations or distortions in the markets (such as war, strikes, geopolitical events and natural disasters) will occur that impact commodity prices and negatively impact the value of a Fund’s positions, thereby adversely affecting the value of your shares.
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Volatility Risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent re-pricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund’s holdings.
Position Limits. The Commodity Futures Trading Commission (“CFTC”) and various futures exchanges have established limits, referred to as position limits, on the maximum net long or net short positions that any person may hold or control in certain options and futures contracts. In addition, various futures exchanges currently impose position limits on many other commodities.
The CFTC has proposed rules (which are not yet finalized or effective) that would expand its position limits to include futures and options on so-called “exempt commodities” (which include most energy and metals contracts) and apply position limits to economically equivalent swaps. If the CFTC successfully implements these new rules, the size or duration of positions available to a Fund may be severely limited and the Fund’s performance could be negatively impacted.
In order to avoid exceeding position limits, the Adviser may have to modify its trading decisions for a Fund, and the Fund’s positions may have to be liquidated. Additionally, an exchange may order the liquidation of positions found to be in violation of applicable limits and it may impose other sanctions or restrictions. Such actions could limit the implementation of a Fund’s investment strategy and adversely affect the Fund’s performance.
The CFTC’s existing regulations require the aggregation of all positions owned or controlled by the same person or entity, even if in different accounts, for the purpose of determining whether applicable position limits have been exceeded, unless an exemption from such aggregation is available. Due to this requirement, even if a Fund does not intend to exceed applicable position limits, it is possible that the positions of other clients managed by the Adviser and their related parties may be aggregated with those of the Fund for this purpose. As a result, the Adviser may have to limit a Fund’s investment strategy and liquidate Fund positions even where the Fund has not exceeded any position limits on its own.
ETFs Risk. The Funds may invest in other exchange-traded funds (“ETFs”). A Fund’s investment performance may depend on the investment performance of the ETFs in which it invests. Similarly, a Fund may be subject to the risks associated with those ETFs. A Fund will pay indirectly a proportional share of the fees and expenses of the ETFs in which it invests, while continuing to pay its own unitary management fee. As a result, shareholders indirectly will absorb duplicate levels of fees with respect to investments in other ETFs. In addition, at times certain segments of the market represented by the ETFs in which a Fund invests may be out of favor and underperform other segments.
ETN Risk. Exchange-traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees; no period coupon payments are distributed and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to credit risk, whereby a Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.
Commodity Linked Notes. Commodity-linked notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked notes are issued by a bank or other financial institution or a commodity producer at a specified face value. They usually pay interest at a fixed or floating rate until they mature. At maturity, a Fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be a physical commodity, a commodity futures or option contract or a commodity index. A Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price that is calculated based on the price movement of the underlying variable.
Risks of Commodity-Linked Notes. A Fund may invest in commodity-linked notes to gain exposure to commodities markets. Commodity-linked notes may be subject to special risks that do not affect traditional equity and debt securities:
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Risk of loss of interest. If the interest rate on a commodity-linked note is based on the value of a particular commodity, commodity index or other economic variable, a Fund might receive lower interest payments (or not receive any interest) if the value of the underlying investment falls.
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Risk of loss of principal. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the value of the commodity, commodity index or other economic variable may not increase sufficiently so that a Fund might not receive a portion (or any) of the principal when the investment matures or upon earlier exchange.
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Credit risk. Commodity-linked notes are subject to credit risks on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money.
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Valuation risk. The value of commodity-linked notes may be influenced by several factors, including: value of the commodity, commodity index or other economic variable, volatility, interest and yield rates in the market, the time remaining to maturity and the credit worthiness of the issuer of the commodity-linked note.
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Liquidity risk. A liquid secondary market may not exist for certain commodity-linked notes a Fund buys, which may make it difficult for a Fund to sell them at an acceptable price, purchase a sufficient quantity at an acceptable price, or to accurately value them.
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Volatility risk. The value of the commodity-linked derivatives a Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage increases the volatility of the value of commodity-linked notes and their value may increase or decrease more quickly than the underlying commodity, commodity index or other economic variable.
Swap Agreements.  Each Fund may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
Risks of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the Counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).
In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.
Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.
Options. The Funds may invest in options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific asset at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. A Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of the asset held and may purchase call options to hedge against an increase in the price of the asset it is committed to purchase. A Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the assets it holds or is committed to purchase.
Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.
A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be affected.
Risks of Options Transactions. There are several risks accompanying the utilization of options on futures contracts. The risk of loss in trading uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.
Counterparty Risk. Certain of a Fund’s investments in derivatives (such as swaps and forward contracts) may involve counterparties, which subjects the Fund to counterparty risk. Counterparty risk is the risk that the other party in an agreement or a participant to a transaction, such as a swap counterparty, might default on a contract or fail to perform by not paying amounts due or fulfilling the delivery conditions of the contract or transaction. In that event, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, a Fund could experience lengthy delays in recovering its assets and may not receive any recovery at all. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with a Fund, which may cause the Fund to experience difficulty in purchasing or selling these instruments in a timely manner.
Commodity Pool Risk. The Funds may invest in securities of pooled investment vehicles, including commodity pools. Commodity pools invest in futures contracts, which may be highly leveraged, and in markets which may be highly volatile. As such, commodity pools can suffer substantial losses. Such losses can reduce the value of an investment in the pool. In addition, restrictions on redemptions may affect the ability of a Fund to withdraw from its participation in the pool. Additionally, commodity pools may be subject to substantial charges for management, advisory and brokerage fees. It may be necessary for such pools to make substantial trading profits to avoid depletion or exhaustion of their assets.
CFTC Regulation. Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Funds, to rely on an exclusion that would not require its investment adviser to register with the CFTC as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions).
Because the Funds do not use futures contracts solely for “bona fide hedging purposes,” nor limit their use of positions in futures contracts in accordance with the requirements of Rule 4.5, the Funds are unable to rely on the exclusion from Rule 4.5 and therefore are subject to regulation under the CEA and CFTC rules as commodity pools. The Adviser is registered as a CPO, and the Funds operate in accordance with CFTC rules. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while the Adviser’s registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Funds' status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Funds to achieve their respective investment objective.
Moreover, with the Adviser registered as a CPO, each Fund is subject to dual regulation by the CFTC and the SEC. CPOs of registered investment companies, such as this Fund, are permitted under the CFTC's harmonization rules to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. The CFTC’s harmonization rules relating to disclosure and reporting requirements between the CFTC and the SEC are not expected to materially affect the ability of the Fund to achieve its investment objective within the constraints of the dual regulation. If the Fund was to experience difficulty in implementing its investment strategy or achieving its investment objective, the Adviser may recommend that the Board reorganize or close the Fund or to materially change the Fund’s investment objective and strategy.
Regulatory Developments Could Significantly and Adversely Affect the Funds. Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the CFTC but also by self-regulatory organizations such as the National Futures Association. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the U.S. is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. In addition, various national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse to the Funds.
Failure of a Clearing Broker. Under current CFTC regulations, a clearing broker (or futures commission merchant) maintains customers’ assets in a bulk segregated account. There is a risk that assets deposited by a Fund with the clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of a Fund’s clearing broker or the clearing broker’s own payment obligations. In addition, the assets of a Fund may not be fully protected in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Funds, are entitled to recover, even in respect of property specifically traceable to them, only a pro rata share of all property, if any, available for distribution to all of that clearing broker’s customers. The Funds also may be subject to the risk of the failure of, or delay in performance by, any exchanges and their clearing organizations, if any, on which commodity interest contracts are traded.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.
Increased Competition. The Adviser believes that there has been, over time, an increase in interest in commodity investing. As the Adviser’s assets under management directly or indirectly invested in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Funds.
An Investment in a Fund May Not Necessarily Diversify an Investor’s Overall Portfolio. The investment performance of commodities has shown little long-term historical correlation to the performance of other asset classes, such as domestic equities and bonds. Little correlation means that there is a low statistical relationship between the performance of commodity investments on the one hand, and domestic equities and bonds on the other hand. Because there is little long-term historical correlation, a Fund cannot be expected to be automatically profitable during unfavorable periods in the stock or bond markets, or vice versa. If, during a particular period of time, a Fund’s performance moves in the same general direction as the other financial markets, or a Fund performs unsuccessfully relative to overall commodity markets, you may obtain little or no diversification benefits during that period from an investment in a Fund’s shares. In such a case, a Fund may have no gains to offset your losses from such other investments, and you may suffer losses on your investment in a Fund at the same time losses on your other investments are increasing.
Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund's bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. At times, the U.S. government also has sought to stabilize markets and curb inflation by implementing increases to the federal funds interest rate. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Fund may be subject to significant losses.
In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

With respect to a money market fund, which seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the money market fund’s ability to maintain a stable $1.00 share price. During a negative interest rate environment causing a money market fund to have a negative gross yield, the money market fund may reduce the number of shares outstanding on a pro rata basis through reverse distribution mechanisms or other mechanisms to seek to maintain a stable $1.00 price per share, subject to approval of the board of trustees of the money market fund and to the extent permissible by applicable law and its organizational documents. A money market fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduces the number of shares held by the investor. Alternatively, the money market fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents. A money market fund that floats its NAV would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in a money market fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.
Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Ratings (“Moody’s”) or “A-1+” or “A-1” by S&P Global Ratings, a division of S&P Global Inc. (“S&P”) or has a similar rating from a comparable rating agency, or if unrated, of comparable quality as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S. Government Obligations. The Funds may invest in short-term U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.
Short-term obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.
In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S.

government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.
The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.
The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government.
From time to time, policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. government’s credit rating and ability to service its debt. In May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Fitch and Moody’s due to a combination of expected fiscal deterioration, a high and growing government debt burden, rising interest costs, and an erosion of governance relative to peers. Further downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. If a U.S. government sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.
Other Investment Companies. Unless otherwise indicated in this SAI or in a Fund’s Prospectus, a Fund may purchase shares of other investment companies, including exchange-traded funds (“ETFs”), non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges. When a Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
The investment companies in which a Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions. For example, to the extent a Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry. The investment companies in which a Fund may invest include index-based investment companies. The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising an index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
A Fund’s investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.
Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12(d)(1) of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)
Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase or acquisition, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.
In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by a Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser.
Illiquid Investments. The Funds may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. For purposes of this 15% limitation, illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Funds. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Borrowing. Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund's return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's portfolio securities.
Under the 1940 Act, a registered investment company can borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling securities under these circumstances may result in a Fund having a lower NAV per Share.
Leverage. In addition to structural leverage, such as a Fund’s bank borrowings, a Fund’s wholly-owned subsidiary (the “Subsidiary”) may invest in portfolio investments, such as investments in commodity futures contracts and other derivatives, which may give rise to a form of economic leverage. Because derivatives may have a component of economic leverage, adverse changes in the value or level of the underlying asset can result in the magnification of gains or losses on the investment held by a Fund, and depending on the investment can potentially result in a loss greater than the amount invested in the derivative itself. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous for the Fund to do so.
Investment in a Subsidiary. Each Fund will obtain futures contract exposure through investments in its Subsidiary, which may not exceed 25% of the Fund’s total assets at the end of each tax year quarter. Each Subsidiary may invest in commodity-linked futures contracts, and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s positions. Unlike the Funds, the Subsidiaries may invest without limitation in such futures contracts. Each Subsidiary otherwise is subject to the same general investment policies and restrictions as a Fund. Except as noted, references to the investment strategies of a Fund include the investment strategies of its Subsidiary. Each Subsidiary is not registered under the 1940 Act. As an investor in its Subsidiary, a Fund, as such Subsidiary’s sole shareholder, will not have the protections offered to investors in registered investment companies. The Board has oversight responsibility for the investment activities of the Funds, including its investments in a Subsidiary, and a Fund’s role as the sole shareholder of its Subsidiary.
Also, in managing a Subsidiary’s portfolio, the Adviser is subject to the same investment restrictions and operational guidelines that apply to the management of the Funds. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, respectively, could result in the inability of a Fund and/or a Subsidiary to operate as described in this SAI and could negatively affect a Fund and its shareholders.
Political and Economic Risk. The economies of many countries may not be as developed as that of the United States' economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of portfolio investments. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies. These factors may affect the value of investments in those companies. Certain companies may operate in, or have dealings with, countries that the U.S. government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies' performance. Further, war and military conflict between countries or in a region, for example the current conflicts in the Ukraine and Middle East, may have an impact on the value of portfolio investments.
Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, have the potential to adversely impact Fund investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
●
Risks Related to Russian Invasion of Ukraine.
In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, the North Atlantic Treaty Organization (“NATO”), and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas.
Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, among others, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions freeze certain Russian assets and prohibit trading by individuals and entities in certain Russian securities, engaging in certain private transactions, and doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions led to the removal of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations have since withdrawn from Russia or suspended or curtailed their Russia-based operations.
The imposition of these current sanctions (and the potential for further sanctions in response to Russia’s continued military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions have resulted in the decline of the value and liquidity of Russian securities, and a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.
In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia also prevented the export of certain goods and payments to foreign shareholders of Russian securities. Additionally, Russia, by presidential decree, has caused the transfer of all Russian equity securities to local Russian registrar accounts which could impact the ability of the Fund’s custodian and sub-custodian to provide reasonable care over such securities as required by applicable U.S. regulatory custody requirements. Russia may take additional countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, the seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is unpredictable and has the potential to result in broader military actions. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted and may result in a negative impact on Fund performance and the value of Fund investments, particularly as it relates to Russian exposure.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Funds or their service providers (including, without limitation, a Fund’s investment adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.
Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.
Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Funds’ service providers may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Funds and their shareholders could be negatively impacted as a result.
The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. In the first quarter of 2020, the World Health Organization (the “WHO”) recognized COVID-19 as a global pandemic and both the WHO and the United States declared the outbreak a public health emergency. The subsequent spread of COVID-19 resulted in, among other significant adverse economic impacts, instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, employee layoffs and general lack of employee availability, lower consumer demand, and defaults and credit downgrades, all of which contributed to disruption of global economic activity across many industries and exacerbated other pre-existing political, social and economic risks domestically and globally. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact at the macro-level and on individual businesses, as well as the potential for a future reoccurrence of COVID-19 or the occurrence of a similar epidemic or pandemic, are unpredictable and could result in significant and prolonged adverse impact on economies and financial markets in specific countries and worldwide and thereby could negatively affect a Fund’s performance.

PORTFOLIO TURNOVER
Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of a Fund's holdings. During the two most recently completed fiscal years or periods, the Funds did not have portfolio turnover rates, since the Funds invested only in instruments that are excluded from portfolio turnover rate calculations.
DISCLOSURE OF PORTFOLIO HOLDINGS
Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of a Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of a Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.
The Trust's Forms N-PORT and Forms N-CSR on behalf of a Fund are available on the SEC's website at www.sec.gov. The Trust's Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to Invesco Actively Managed Exchange-Traded Commodity Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.
Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board must approve all material amendments to this policy.
Each business day before the opening of regular trading on the Exchange, the Fund discloses on its website (www.invesco.com/ETFs) the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. The Trust, the Adviser and The Bank of New York Mellon (“BNY” or the “Administrator”) will not disseminate non-public information concerning the Trust.
Access to information concerning the Funds’ portfolio holdings may be permitted at other times: (i) to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds; or (ii) in instances when the Funds’ President and/or Chief Compliance Officer determines that (x) such disclosure serves a reasonable business purpose and is in the best interests of the Funds’ shareholders; and (y) in making such disclosure, no conflict exists between the interests of the Funds’ shareholders and those of the Adviser or the Distributor.
MANAGEMENT
The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has nine Trustees. Eight Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.
The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and six other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2014	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high- speed rotating equipment service provider) (1988- 2001).	230	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship Foundation (2017- Present).
Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2014	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978- 1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230
Independent Trustee
(2025-Present), Adams
Street Private Equity
Navigator Fund and
Adams Street Credit
Solutions Fund;
Trustee Emerita (2017-
Present), Trustee
(2000-2017) and Chair
(2010-2017), Newberry
Library; Member
(2002-Present),
Rockefeller Trust
Committee; formerly,
Trustee, Chikaming
Open Lands (2014-
2023); Trustee, Mather
LifeWays (2001-2021);
Trustee, certain funds
in the Oppenheimer
Funds complex (2012-
2019); Board Chair
(2008-2015) and
Director (2004-2018),
United Educators

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Insurance Company;
Independent Director,
First American Funds
(2003-2011); Trustee
(1992-2007), Chair of
the Board of Trustees
(1999-2007),
Investment Committee
Chair (1994-1999) and
Investment Committee
member (2007-2010),
Wellesley College;
Trustee, BoardSource
(2006-2009); Trustee,
Chicago City Day
School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2014	Formerly, Managing Director of Finance (2020- 2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005- 2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230
Financial Secretary
(2025-Present),
Finance Committee
Member (2015-2021;
2024-Present),
Treasurer (2018-2021)
and Audit Committee
Member (2015),
Thornapple Evangelical
Covenant Church;
formerly, Board and
Finance Committee
Member (2009-2017)
and Treasurer (2010-
2015, 2017),
NorthPointe Christian
Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2014	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010- 2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer,	230	Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Director, Horizon Blue Cross Blue Shield of

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

FrontPoint Partners, LLC
(alternative investments)
(2005-2006); Managing
Director (2003-2005),
Global Head of Human
Resources and member of
Executive Board and
Operating Committee
(2004-2005), Global Head
of Operations and Product
Control (2003-2004),
Credit Suisse (investment
banking); Managing
Director (1997-2003),
Controller and Principal
Accounting Officer (1999-
2003), Chief Financial
Officer (temporary
assignment) for the
Oversight Committee,
Long Term Capital
Management (1998-1999),
Morgan Stanley.

New Jersey (2012-
2024); Governing
Council Member
(2016-2023) and Chair
of Education
Committee (2017-
2021), Independent
Directors Council
(IDC); Advisory Board
Director, The Alberleen
Group LLC (2012-
2021); Board Member,
100 Women in Finance
(2015-2020); Trustee,
certain funds in the
Oppenheimer Funds
complex (2012-2019);
Lead Independent
Director and Chair of
the Audit and
Nominating Committee
of The Global Chartist
Fund, LLC,
Oppenheimer Asset
Management (2011-
2012); Board Director,
Managed Funds
Association (2008-
2010); Board Director
(2007-2010) and
Investment Committee
Chair (2008-2010),
Morgan Stanley
Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2014	Formerly, Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-2024); Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001- 2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999),	230
Board and Finance
Committee Chair
(2025-Present),
SpringHill Camps;
Board and Finance
Committee Member,
(2010-Present),
Finance Committee
Chair (2024-Present),
West Michigan Youth
For Christ; formerly,
Board Member and
Treasurer, Our Daily
Bread Ministries
Canada (2015-2024).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994- 1997), PricewaterhouseCoopers LLP.
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair and Trustee since 2014
Formerly, Chair, President
and Chief Executive
Officer, McHenry Bancorp
Inc. and McHenry Savings
Bank (subsidiary) (2018-
2024); Chair and Chief
Executive Officer, Stone
Pillar Advisors, Ltd. (2010-
2017); President and
Chief Executive Officer,
Stone Pillar Investments,
Ltd. (advisory services to
the financial sector) (2016-
2018); Chair, President
and Chief Executive
Officer, Community
Financial Shares, Inc. and
Community Bank—
Wheaton/Glen Ellyn
(subsidiary) (2013-2015);
Chief Operating Officer,
AMCORE Financial, Inc.
(bank holding company)
(2007-2009); Executive
Vice President and Chief
Financial Officer,
AMCORE Financial, Inc.
(2006-2007); Senior Vice
President and Treasurer,
Marshall & Ilsley Corp.
(bank holding company)
(1995-2006).
				230	Advisory Board member, Prometheum, Inc. (2025-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present); Director, Penfield Children’s Center (2004-Present).
*
This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, subject to the Retirement Policy described below, until his or her successor is elected.
The Interested Trustee, President and Principal Executive Officer of the Trust, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Brian Hartigan—1978 Invesco Capital	Trustee, President and	Trustee since 2024; President	President and Principal Executive Officer, Invesco	230	None.

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Principal Executive Officer	and Principal Executive Officer since 2023
Exchange-Traded Fund
Trust, Invesco Exchange-
Traded Fund Trust II,
Invesco India Exchange-
Traded Fund Trust,
Invesco Actively Managed
Exchange-Traded Fund
Trust, Invesco Actively
Managed Exchange-
Traded Commodity Fund
Trust, Invesco Exchange-
Traded Self-Indexed Fund
Trust (2023 – Present)
and Invesco QQQ Trust,
Series I (2025-Present);
Managing Director and
Global Head of ETFs,
Indexed Strategies, SMAs
and Model Portfolios,
Chief Executive Officer
and Principal Executive
Officer, Invesco Capital
Management LLC (2023 -
Present); Chief Executive
Officer, Manager and
Principal Executive Officer,
Invesco Specialized
Products, LLC (2023 –
Present); Director,
Co-Chief Executive Officer
and Co-President, Invesco
Capital Markets, Inc.
(2020 – Present);
Manager and President,
Invesco Investment
Advisers LLC (2020 –
Present) and Manager,
Invesco Indexing LLC
(2023 – Present); formerly,
Global Head of ETF
Investments and Indexed
Strategy (2020 - 2023);
Global Head of ETF
Investments (2017 -
2020); Head of
Investments-PowerShares
(2015 - 2017) and
Executive Director,
Product Development,
Invesco Capital Markets,

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Inc. (2010 - 2015).
*
Mr. Hartigan is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust.
**
The Interested Trustee serves an indefinite term, until his successor is elected.
The other executive officers of the Trust, their term of office and length of time served, and their principal business occupations during at least the past five years are shown below.
Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Adrien Deberghes — 1967 Invesco Capital Management LLC, 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020
Vice President, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Commodity
Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust
(2020-Present) and Invesco QQQ Trust, Series 1 (2025-Present);
Head of the Fund Office of the CFO, Fund Administration and
Vice President, Invesco Advisers, Inc. (2020-Present); Principal
Financial Officer (2020-Present), Treasurer (2020-Present) and
Senior Vice President (2023-Present), The Invesco Funds;
formerly, Director, Invesco Trust Company (2023-2025); Vice
President, The Invesco Funds (2020-2023); Senior Vice President
and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos — 1970 Invesco Capital Management LLC, 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018
Vice President, Invesco Advisers, Inc. (2020-Present); Director,
Invesco Trust Company (2025-Present); Principal Financial and
Accounting Officer- Pooled Investments, Invesco Specialized
Products, LLC (2018-Present); Vice President and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust (2018-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Principal Financial
and Accounting Officer-Pooled Investments, Invesco Capital
Management LLC (2018-Present); Vice President and Assistant
Treasurer (2008-Present), The Invesco Funds; formerly, Principal
Financial Officer (2016-2020) and Assistant Vice President (2008-
2016), The Invesco Funds; Assistant Treasurer, Invesco
Specialized Products, LLC (2018); Assistant Treasurer, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust (2012-2018),
Invesco Actively Managed Exchange-Traded Commodity Fund
Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed
Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital
Management LLC (2013-2018).

Adam Henkel — 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020
Assistant General Counsel (2024-Present) and Secretary (2020-
Present), Invesco Capital Management LLC; Assistant Secretary,
Invesco Advisers, Inc. (2025-Present); Secretary, Invesco
Specialized Products LLC (2020-Present); Secretary, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust (2020-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Assistant Secretary,
Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary,
The Invesco Funds (2014-Present); Manager (2020-Present) and
Secretary (2022-Present), Invesco Indexing LLC; Manager,
Invesco Investment Advisers LLC (2024-Present); formerly,
Assistant Secretary, Invesco Investment Advisers LLC (2020-
2024); Assistant Secretary of Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust and Invesco Actively Managed
Exchange-Traded Commodity Fund Trust (2014-2020); Chief
Compliance Officer of Invesco Capital Management LLC (2017);
Chief Compliance Officer of Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust and Invesco Actively Managed
Exchange-Traded Commodity Fund Trust (2017); Senior Counsel,
Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco
Specialized Products, LLC (2018-2020); Head of Legal - ETFs,
Invesco Capital Management LLC and Invesco Specialized
Products, LLC (2020-2024).

Peter Hubbard — 1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2014
Vice President, Invesco Specialized Products, LLC (2018-
Present); Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-
Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Fund Trust (2009-Present), Invesco Actively Managed Exchange-
Traded Commodity Fund Trust (2014-Present), Invesco
Exchange-Traded Self-Indexed Fund Trust (2016-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); Vice President and
Director of Portfolio Management, Invesco Capital Management
LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-
Present); formerly, Vice President of Portfolio Management,
Invesco Capital Management LLC (2008-2010); Portfolio
Manager, Invesco Capital Management LLC (2007-2008);
Research Analyst, Invesco Capital Management LLC (2005-2007);
Research Analyst and Trader, Ritchie Capital, a hedge fund
operator (2003-2005).

Rudolf E. Reitmann — 1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2014
Head of Global Exchange Traded Funds Services, Invesco
Specialized Products, LLC (2018-Present); Vice President,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust (2013-Present),
Invesco Actively Managed Exchange-Traded Commodity Fund
Trust (2014-Present), Invesco Exchange-Traded Self-Indexed
Fund Trust (2016-Present) and Invesco QQQ Trust, Series 1
(2025-Present); Head of Global Exchange Traded Funds
Services, Invesco Capital Management LLC (2013-Present); Vice
President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars — 1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017
Chief Compliance Officer, Invesco Specialized Products, LLC
(2018-Present); Chief Compliance Officer, Invesco Capital
Management LLC (2017-Present); Chief Compliance Officer,
Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Exchange-Traded Self-Indexed Fund Trust (2017-Present) and
Invesco QQQ Trust, Series 1 (2025-Present); formerly, Vice
President and Deputy Chief Compliance Officer, ALPS Holding,
Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer,
Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S.
Bancorp Fund Services, LLC (2001-2005).

*
This is the date the Officer began serving the Trust in his or her current position. Each Officer serves an indefinite term, until his or her successor is elected.
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies in the Fund Family overseen by the Trustee as of December 31, 2025, is shown below.
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees
Ronn R. Bagge	None	Over $100,000

Todd J. Barre	None	Over $100,000

Victoria J. Herget	None	Over $100,000

Marc M. Kole	None	Over $100,000

Yung Bong Lim	None	Over $100,000

Joanne Pace	None	Over $100,000

Gary R. Wicker	None	Over $100,000

Donald H. Wilson	None	Over $100,000

Interested Trustee
Brian Hartigan	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	Over $100,000
$1 - $10,000
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
$10,001 - $50,000
The dollar range of Shares for Messrs. Bagge, Lim and Wilson and Mses. Herget and Pace shown above includes Shares of certain funds in which they are deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.
As of December 31, 2025, as to each Independent Trustee and his or her immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement, as amended and restated, between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. During the Trust’s fiscal year ended October 31, 2025, the Board held six meetings.
The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.
Mr. Kole (Chair), Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2025, the Audit Committee held six meetings.
Mr. Bagge, Dr. Barre, Ms. Herget and Mr. Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. The Investment Oversight Committee also oversees the Adviser’s process for fair valuing the Funds’ portfolio investments and receives reports from the Adviser regarding the fair valuation of the Funds’ portfolio investments in accordance with the Adviser’s Valuation Procedures, which have been approved by the Board (the “Valuation Procedures”). During the Trust’s fiscal year ended October 31, 2025, the Investment Oversight Committee held five meetings.
Mr. Bagge (Chair), Dr. Barre, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chair of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2025, the Nominating and Governance Committee held four meetings.
Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as Vice Chair of the Board (“Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds’ business, as the Interested Trustee and the officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.
Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.
Mr. Bagge has served as a trustee and Chair of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge has served as Chair (since 2021) and a member (since 2017) of the Joint Investment Committee of Mission Aviation Fellowship and MAF Foundation, and has served as a member of the Board of Trustees of Mission Aviation Fellowship Foundation since 2017. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.
Dr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Additionally, he earned his Doctor of Business Administration degree from Anderson University in 2019 with final dissertation research focused on exchange-traded funds. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Dr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Dr. Barre has gained over the course of his career and through his financial industry experience.
Mr. Hartigan has served as a trustee with the Fund Family since 2024. He has served as Managing Director, Global Head of ETFs, Indexed Strategies, SMAs and Model Portfolios, and Chief Executive Officer and Principal Executive Officer of the Adviser since 2023. Before that, Mr. Hartigan served as Global Head of ETF Investments of the Adviser since 2015 and held various other senior level positions with the Adviser and its affiliates since 2010. In addition, Mr. Hartigan has served as President and Principal Executive Officer of the Fund Family since 2023. The Board considered Mr. Hartigan’s senior executive positions with the Adviser.

Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as an Independent Trustee for each of Adams Street Private Equity Navigator Fund (2025-Present) and Adams Street Credit Solutions Fund (2025-Present). She has also served as Trustee (2000- 2017), Chair (2010-2017) and Trustee Emerita (since 2017) of Newberry Library, and as a member of the Rockefeller Trust Committee since 2002. Previously, she served as Trustee of Chikaming Open Lands (2014-2023), Trustee of Mather LifeWays (2001-2021), as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012- 2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.
Mr. Kole has served as a trustee with the Fund Family since 2006 and Chair of the Audit Committee with the Fund Family since 2008. Mr. Kole has served as Financial Secretary (2025-Present), Finance Committee Member (2015-2021; 2024-Present), Treasurer (2018-2021) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church. He was the Managing Director of Finance from 2020 to 2021 and was Senior Director of Finance from 2015 to 2020, of By The Hand Club for Kids. Mr. Kole also was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015; 2017) of NorthPointe Christian Schools. The Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.
Mr. Lim has served as a trustee with the Fund Family since 2013 and Chair of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as a Board Director of Beacon Power Services, Corp. since 2019 and served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-2020). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.
Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as a Council Member of New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health since 2012. Previously, she has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-2024), Governing Council Member (2016-2023) and Chair of Education Committee (2017-2021) of Independent Directors Council (IDC), an Advisory Board Director of The Alberleen Group LLC (2012-2021), a Board Member of 100 Women in Finance (2015-2020), a Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), and Global Head of Operations and Product Control (2003-2004). She also held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); and Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010)

and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.
Mr. Wicker has served as a trustee with the Fund Family since 2013. Mr. Wicker has served as the Board and Finance Committee Chair (2025-Present) of SpringHill Camps. He has also served as a Board and Finance Committee Member (2010-Present) and as the Finance Committee Chair (2024-Present) of West Michigan Youth For Christ. Previously, Mr. Wicker served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries from 2013 to 2024. He was also the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-2024). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.
Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chair, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank (2018-2024). He was also Chair and Chief Executive Officer of Stone Pillar Advisors, Ltd. (2010-2017). He was also President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). Mr. Wilson was also the Chair, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as an Advisory Board member of Prometheum, Inc. (2025-Present), as Board Chair of Gracebridge Alliance, Inc. (2015-Present) and as a Director of Penfield Children’s Center (2004-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.
This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.
Retirement Policy. The Board has established a retirement policy pursuant to which, unless otherwise agreed by the Trustees, a Trustee's retirement from the Board shall take effect no later than 364 days after his or her 75th birthday.
Compensation. For his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $390,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. The Independent Chair receives an additional $130,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $40,000 per year, the chair of the Nominating and Governance Committee receives an additional fee of $35,000 per year and the chair of the Investment Oversight Committee receives an additional fee of $30,000 per year, each allocated in the same manner as the Retainer. Prior to January 1, 2025, the Retainer for each Independent Trustee was

$370,000, the Independent Chair received an additional fee of $120,000, the chair of the Audit Committee received an additional fee of $35,000 per year, the chair of the Nominating and Governance Committee received an additional fee of $35,000 per year and the chair of the Investment Oversight Committee received an additional fee of $30,000 per year. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.
The DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of a fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.
The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2025.
Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Independent Trustees
Ronn R. Bagge	$5,976	N/A	$421,667
Todd J. Barre	$5,480	N/A	$386,667
Victoria J. Herget	$5,480	N/A	$386,667
Marc M. Kole	$6,035	N/A	$425,833
Yung Bong Lim	$5,905	N/A	$416,667
Joanne Pace	$5,480	N/A	$386,667
Gary R. Wicker	$5,480	N/A	$386,667
Donald H. Wilson	$7,300	N/A	$515,000
Interested Trustee
Brian Hartigan(2)	N/A	N/A	N/A
(1)
The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the fiscal year ended October 31, 2025, before deferral by the Trustee under the DC Plan. During the fiscal year ended October 31, 2025, Ms. Herget and Mr. Lim deferred 100% of their compensation and Mr. Wilson deferred $206,000 of his compensation.
(2)
Mr. Hartigan was appointed to the Board effective December 12, 2024.
Management Ownership. As of January 31, 2026, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.
Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of January 31, 2026:
INVESCO AGRICULTURE COMMODITY STRATEGY NO K-1 ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	45.04%
National Bank Financial 1155, Metcalfe Street 5th floor Montreal, Quebec, H3B 4S9, Canada	13.69%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.95%

INVESCO AGRICULTURE COMMODITY STRATEGY NO K-1 ETF (continued)
Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.44%
Citibank 399 Park Avenue New York, NY 10043	5.08%
INVESCO ELECTRIC VEHICLE METALS COMMODITY STRATEGY NO K-1 ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	72.44%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.22%
INVESCO OPTIMUM YIELD DIVERSIFIED COMMODITY STRATEGY NO K-1 ETF
Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	24.80%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.29%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.35%
LPL Financial 75 State Street Boston, MA 02109	9.34%
State Street One Lincoln Street Boston, MA 02111	9.30%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	8.06%
Morgan Stanley 1585 Broadway New York, NY 10036	7.25%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.01%
Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.
Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.
The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Ltd. is the parent company of Invesco Capital Management LLC and is located at 1331 Spring Street N.W., Suite 2500, Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.
Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard, David Hemming, Dave Sahota and Theodore Samulowitz (as the applicable "Portfolio Managers" are identified in each Fund's Prospectus) are jointly and primarily responsible for the day-to-day management of the Funds.
As of October 31, 2025, Mr. Hubbard managed 217 registered investment companies with approximately $389.1 billion in assets, 125 other pooled investment vehicles with approximately $54.3 billion in assets and 47 other accounts with approximately $74.7 billion in assets.
As of October 31, 2025, Mr. Hemming managed 8 registered investment companies with approximately $5 billion in assets, 15 other pooled investment vehicles with approximately $4.7 billion in assets and no other accounts.
As of October 31, 2025, Mr. Sahota managed 8 registered investment companies with approximately $5 billion in assets, 15 other pooled investment vehicles with approximately $4.7 billion in assets and no other accounts.
As of October 31, 2025, Mr. Samulowitz managed 8 registered investment companies with approximately $5 billion in assets, 15 other pooled investment vehicles with approximately $4.7 billion in assets and no other accounts.
To the extent that any of these registered investment companies, other pooled investment vehicles or other accounts pay advisory fees that are based on performance (“performance-based fees”), information on those accounts is specifically broken out.
Because the Portfolio Managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where Portfolio Managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The Portfolio Managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of assets of the type in which a Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the assets to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
    Because the Portfolio Managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over a Fund. In addition, a conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where Portfolio Managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The Portfolio Managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of assets of the type in which a Fund invests, the Adviser could be seen as harming the performance of a Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the assets to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Portfolio Holdings. As of October 31, 2025, Mr. Hubbard, Mr. Sahota and Mr. Samulowitz did not own any securities of the Funds.
The dollar range of securities beneficially owned by Mr. Hemming as of October 31, 2025, in the Fund(s) he manages is shown below.
David Hemming	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF		X
Investment Advisory Agreement. Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund has agreed to pay the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
Invesco Agriculture Commodity Strategy No K-1 ETF	0.59%
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	0.59%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	0.59%
The Advisory Fee paid by each Fund to the Adviser set forth in the table above is an annual unitary management fee. Out of a Fund’s unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
Each Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that a Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by a Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver is in place through at least August 31, 2027, and there is no guarantee that the Adviser will extend it past that date.

The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate Advisory Fees waived by the Adviser are shown below for the fiscal years ended October 31, 2025, 2024 and 2023.

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recaptured Fees for the Fiscal Year Ended
	2025	2024	2023	2025	2024	2023
Invesco Agriculture Commodity Strategy No K-1 ETF	$378,227	$174,356	$80,229	$(104,570)	$(46,667)	$(20,561)
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	43,162	52,020	99,391	(11,096)	(12,344)	(24,207)
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	26,396,599	28,528,411	40,911,996	(6,837,007)	(3,994,519)	(11,639,453)
Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following its initial term) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.
The Adviser also serves as each Subsidiary’s investment adviser, pursuant to a separate investment advisory agreement between the Adviser and the Subsidiary. The Subsidiaries are not registered under the 1940 Act and are not subject to the regulatory protections of the 1940 Act. Thus a Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because a Fund wholly owns and controls its Subsidiary, and the Adviser is subject to the oversight of the Board of the Trust, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders.
The investment advisory agreement with each Subsidiary continues indefinitely; however, the agreement automatically will terminate if the Investment Advisory Agreement between the Trust and the Adviser is terminated, by assignment or otherwise. In addition, the Trust, as sole shareholder of each Subsidiary, may terminate the agreement between a Subsidiary and the Adviser at any time, without penalty, on sixty days’ notice. As part of the Board’s annual consideration of the Investment Advisory Agreement with the Trust, the Board also will consider the Adviser’s performance with regard to each Subsidiary.
Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds or other Invesco ETFs generally. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Funds, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Funds via online platforms. The Adviser, the Distributor, or their affiliates may, from their own assets, provide payments to intermediaries for reimbursement of costs or otherwise support services or other activities that the Adviser, the Distributor and/or their affiliates believe may facilitate investment in the Funds or other Invesco ETFs.
Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to Intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the costs of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.
The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.
As of January 31, 2026, the Intermediaries receiving such payments include Charles Schwab, Jane Street Financial Limited, Janney Montgomery Scott, LPL Financial, Morgan Stanley Smith Barney LLC, National Financial Services LLC, Nitrogen Wealth Inc., Osaic, Inc., Pershing LLC, Raymond James, Sanctuary Wealth Group, LLC, UBS Financial Services, Inc. and Wells Fargo.
Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.
Administrator. BNY serves as administrator for the Funds. Its principal address is 240 Greenwich Street, New York, NY 10286.
BNY serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNY is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNY will generally assist in many aspects of the Trust's and the Funds' operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.
Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
As compensation for the foregoing services, BNY may be reimbursed for its out-of-pocket costs and receive transaction fees and asset-based fees, which are accrued daily and paid monthly by the Adviser from the Advisory Fee.
Custodian, Transfer Agent and Fund Accounting Agent. BNY (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, NY 10286, also serves as custodian for the Funds pursuant to a custodian agreement. BNY also serves as the custodian for the Subsidiary.  As Custodian, BNY holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNY also serves as Transfer Agent and dividend disbursing agent for the Funds pursuant to a transfer agency agreement. Further, BNY serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNY may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Shares. The Distributor's principal address is 11 Greenway Plaza, Houston, TX 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in each Fund’s Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act, and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Creation and Redemption of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).
BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS
The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.
In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.
The Adviser assumes general supervision over placing orders on behalf of a Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among a Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.
Affiliated Transactions. The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI's trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

The aggregate brokerage commissions, including any brokerage commission on affiliated transactions, paid by the Funds during the fiscal years ended October 31, 2025, 2024 and 2023, or as otherwise indicated, are set forth in the chart below. The percentage of each Fund’s aggregate brokerage commissions paid to ICMI and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through ICMI for the last fiscal year are also set forth in the chart below.
Unless otherwise indicated, the amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to the application of the Fund’s investment process.

	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund	2025	2024	2023	2025	2024	2023	2025	2025
Invesco Agriculture Commodity Strategy No K-1 ETF	$27,015	$18,966	$9,709	$0	$0	$0	-	-
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	$8,274	$11,237	$30,687	$0	$0	$0	-	-
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	$651,923	$724,880	$685,197	$0	$0	$0	-	-
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on December 23, 2013 pursuant to the Declaration of Trust (the “Declaration”).
The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. The Declaration provides that the assets associated solely with any series shall be held and accounted for separately from the assets of the Trust generally or of any other series, and that liabilities belonging to a particular series shall be enforceable only against the assets belonging to that series and not against the assets of the Trust generally or against the assets belonging to any other series.
Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the Fund’s net distributable assets on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration.
The Trustees may, except in limited circumstances, amend or supplement the Declaration of Trust without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds, and ownership of Shares may be disclosed by the Funds if so required by law or regulation.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions.

Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust's Declaration, the shareholders bringing the action may be responsible for a Fund's costs, including attorneys' fees. The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that a Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. Insofar as the Federal securities laws supersede state law, these provisions do not apply to shareholder derivative claims that arise under the Federal securities laws.
The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.
The Trust’s bylaws require that to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, shall be the sole and exclusive forum for any shareholder (including a beneficial owner of shares) to bring derivatively or directly (i) any claim, suit, action or proceeding brought on behalf of the Trust, (ii) any claim, suit, action or proceeding asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any claim, suit, action or proceeding asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of Delaware statutory or common law, or any federal or state securities law, in each case as amended from time to time, or the Trust’s Declaration of Trust or bylaws; or (iv) any claim, suit, action or proceeding asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine. Insofar as the Federal securities laws supersede state law, the provisions in the Trust’s Declaration related to exclusive forum described herein do not apply to claims brought under the Federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit such application. The designation of exclusive forum may make it more expensive for a shareholder to bring a suit and may limit a shareholder’s ability to litigate a claim in a jurisdiction or forum that may be more convenient and favorable to the shareholder.
The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).
Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix A to this SAI. The Board periodically reviews each Fund’s proxy voting record.

The Trust is required to disclose annually information regarding how the Funds voted proxies related to their portfolio securities on Form N-PX covering the period July 1 through June 30 and to file it with the SEC no later than August 31. Information regarding how the Funds voted proxies related to their portfolio securities during the most recent 12-month period ended June 30 is available at no charge upon request by calling 1-800-983-0903, by writing to the Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515, or by visiting www.invesco.com/proxy-voting. The Form N-PX will be available on the SEC’s website at www.sec.gov no later than August 31 of each year.
Code of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust, the Adviser and the Distributor (collectively, the “Ethics Code”). The Ethics Code is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Ethics Code applies to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Code, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Code permits personnel subject to the Ethics Code to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Code is on file with the SEC and are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
The Ethics Code may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
General
The Trust issues and sells Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at a Fund's NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when the Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day.
The number of Shares that constitute a Creation Unit Aggregation for a Fund is set forth in the Fund's Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for a Fund.
Role of the Authorized Participant
A Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders for the purchase or redemption of a Creation Unit of a Fund, an AP must have executed a written agreement with the Fund or one of its service providers that allows the AP to place such orders (“Participant Agreement”). In addition, an AP must be a member or participant of a clearing agency that is registered with the SEC. An AP may place orders for the creation or redemption of Creation Units through the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), Euroclear, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. (APs that participate in the Clearing Process are sometimes referred to as a “Participating Party,” and APs that are eligible to utilize the Fed Book Entry System and/or DTC are sometimes referred to as a “DTC Participant.”) Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.

Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of a Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor's broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.
Creations
Portfolio Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a portfolio of securities, assets or other positions constituting a substantial replication of a Fund’s portfolio holdings (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.
The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.
Each business day before the opening of regular trading on the Exchange (usually 9:30 a.m., Eastern Time), a Fund discloses on its website (www.invesco.com/ETFs) the Deposit Securities and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by the Adviser with a view to the investment objective of a Fund.
Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities resulting from stock splits and other corporate actions.
The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by a Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). A Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).

Cash Creations. If a Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).
Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a Fund and will affect the value of the Shares; therefore, such Funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).
Creation Orders
Procedures for Creation of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of the Funds may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”).
All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares as determined on such date. With certain exceptions, the Order Cut-Off Time for a Fund, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”
Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).
A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor's behalf) not later than a Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each Fund, and such Fund's determination shall be final and binding.
Placing Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio

Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.
Placing Creation Orders Outside the Clearing Process. Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.
Acceptance of Creation Orders. The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.
The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC's position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act, to reject or revoke a creation order transmitted to it by the Distributor in respect of a Fund, including, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (v) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed.
Notwithstanding the foregoing, a Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement(typically, 11:00 a.m., Eastern time on such date for equity funds. If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to a Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Funds, and the AP agrees to accept liability for any shortfall between the cost to the

Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date - i.e., generally, the first Business Day following the Transmittal Date (“T+1”), except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process. An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Creation and Redemption Transaction Fees
Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNY, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for each Fund; however, BNY may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNY. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNY)	Maximum Administrative Fee (Payable To BNY)
Invesco Agriculture Commodity Strategy No K-1 ETF	$250	$1,000
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	$250	$1,000
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	$250	$1,000
Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits or requires APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund's cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Redemptions
Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Fund Securities. The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.
Each business day before the opening of regular trading on the Exchange where Shares are traded (usually 9:30 a.m., Eastern Time), a Fund discloses the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.
The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by a Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “—Cash Redemptions” below).
Cash Redemptions. The Funds may elect to pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities), as described in each Fund’s Prospectus. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).
Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
Redemption Requests
Procedures for Redemption of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”).
All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.
A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to a Fund are in place for the AP to transfer or cause to be transferred to a Fund the Creation Unit of such Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
As discussed herein, a redeeming investor will pay a transaction fee to offset a Fund's trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.
Placing Redemption Requests Using the Clearing Process. Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.
Placing Redemption Requests Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Shares directly through DTC.
Acceptance of Redemption Requests. The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Issuance of Fund Securities
To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of a Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares and will subject the AP to liability for any shortfall between the cost of a Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+1, except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Outside the Clearing Process. An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP).
Regular Holidays
Notwithstanding the foregoing, a Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+1 (or as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP) in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+1 basis (or as otherwise set forth in the Participant Agreement or as agreed to by a Fund and an AP) is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition, the proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, and/or other unforeseeable closings in a foreign market due to emergencies also may prevent a Fund from delivering securities within the normal settlement period. However, in no case will a Fund take more than 15 days after the receipt of the redemption request to deliver such securities to an AP.
TAXES
The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the “Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This section is based on the Internal Revenue Code of 1986, as amended (the "Code") and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds
Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.
Qualification as a RIC. In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:
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Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
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Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
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Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Each Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below.
Capital loss carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.
Deferral of late year losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:
(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and
(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed capital gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Certain Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
Funds of Funds. If a Fund is a fund of funds (which invests in one or more underlying funds taxable as regulated investment companies), distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50% of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also, a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions—Qualified dividend income for individuals” and—“Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. government obligations are unlikely to be exempt from state and local income tax.
Federal excise tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.
Purchase of Shares. As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, a Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Investments in Commodities
Each Fund invests in derivatives, financially-linked instruments, and the stock of its Subsidiary to gain exposure to the commodity markets. This strategy may cause a Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.
Distribution requirement. Each Fund anticipates that its Subsidiary will distribute the “Subpart F” income earned by its Subsidiary each year, which the Fund will treat as qualifying income. Each Fund intends to distribute its Subsidiary’s income each year in satisfaction of the Fund’s Distribution Requirement. A Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (“CFC”) with respect to its Fund. As such, a Fund will be required to include in its gross income each year amounts earned by its Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund. Subpart F income will be distributed by the Funds to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates.
Income requirement. As described above, each Fund must derive at least 90% of its gross income from qualifying sources to qualify as a RIC. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See “Tax Treatment of Portfolio Transactions Investments in commodities—structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, a Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. The IRS has issued a number of private letter rulings to other regulated investment companies (including another Invesco fund), upon which the Funds cannot rely, which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly-owned foreign subsidiary that invests in commodity-linked derivatives such as the Subsidiaries, constitutes qualifying income. However, the portion of such rulings relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a RIC.) Accordingly, a Fund may invest in certain commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through its Subsidiary.

Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Taxation of the Funds—Qualification as a RIC.
Asset diversification test. For purposes of the Asset Diversification Test, a Fund’s investment in its Subsidiary would be considered a security of one issuer. Accordingly, each Fund intends to limit its investment in its Subsidiary to no more than 25% of the value of its total assets in order to satisfy the Asset Diversification Test.
Taxation of a Subsidiary. On the basis of current law and practice, a Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by a Subsidiary to its Fund will not be subject to withholding tax in the Cayman Islands. In addition, a Subsidiary’s investment in commodity- linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, a Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that a Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. Each Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below. Additionally, each Subsidiary intends to qualify as a “participating FFI” or otherwise qualify for an exemption under Chapter 4 of the Code to avoid U.S. withholding tax under the Foreign Account Tax Compliance Act as such terms are described below under the heading, “Foreign Account Tax Compliance Act (“FATCA”).
Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of ordinary income. Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
Capital gain dividends. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15% or 20% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income is taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. real estate investment trusts ("REITs"), PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Corporate dividends-received deduction. Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Return of capital distributions. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by a Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.
Pass-through of foreign tax credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income.
Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits.
U.S. government interest. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. See "Taxation of the Funds—Fund of Funds.”
Dividends declared in October, November or December and paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.
Sale of Shares. A shareholder will recognize gain or loss on the sale of Shares in an amount equal to the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares. If you held your Shares as a capital asset, the gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Tax basis information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.
Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.
Sales at a loss within six months of purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.
Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Restrictions” and “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.
In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. Also, see "Investments in Commodities” with respect to investment in the Subsidiary.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer's other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer.
Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

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provide your correct Social Security or taxpayer identification number;
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certify that this number is correct;
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certify that you are not subject to backup withholding; and
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certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”
Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.
Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
U.S. withholding tax at the source. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:
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exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
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capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
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interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.
A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of Shares, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”
Income effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
U.S. estate tax. Transfers by gift of Shares by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).
Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.
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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
DETERMINATION OF NAV
The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. The Custodian normally calculates a Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). A Fund’s NAV is based on prices at the time of closing. U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available and reliable are valued at market value. The Trust’s Board has designated the Adviser to fair value the Funds’ portfolio securities and other assets for which market quotations are not readily available and reliable in accordance with the Valuation Procedures, subject to the Board’s oversight.
Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business day NAV per share, whereas securities of investment companies that are exchange-traded are valued at the last trade price or official closing price on the exchange on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Fixed income securities (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value fixed income securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures. Foreign exchange-traded equity securities are valued at their market value if market quotations are available and reliable. The Adviser may use various pricing services to obtain market quotations as well as fair value prices. The Adviser may discontinue the use of any pricing service at any time.
At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when a Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain issuer- or security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines, in its judgment, that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using the Valuation Procedures. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.
If a Fund holds securities that are primarily traded on foreign markets, the value of such securities may change on days that are not business days of the Fund. Because the NAV of the Shares is only determined on business days of the Funds, the value of such foreign securities may change on days when you are not able to purchase or sell Shares. If, between the time trading ends on one or more securities and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of one or more securities unreliable in the Adviser’s judgment, the Adviser may fair value the security. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities’ prices not meeting the degree of certainty that the prices are reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Fair value pricing involves subjective judgments, and fair value pricing methods may change from time to time. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value.
Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. There is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss if a security is sold at a discount to its established value.

Additional information regarding the current NAV per share of each Fund can be found at www.invesco.com/ETFs.
DIVIDENDS AND OTHER DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”
Generally, dividends from net investment income, if any, are declared and paid annually by the Funds.
Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund. On the date that distributions of net investment income and net realized capital gains are paid, the NAV of your Shares will decrease by the per Share amount of the distribution paid.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
MISCELLANEOUS INFORMATION
Counsel. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, D.C. 20006, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), located at One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. PwC audits the Funds’ annual financial statements and assists in the preparation and/or review of each Fund’s federal and state income tax returns.
FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended October 31, 2025, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated by reference to the Form N-CSR for the fiscal year ended October 31, 2025, which is on file with the SEC, and made part of this SAI. The Funds’ Annual Report and financial statements are available at no charge on the Funds’ website or by calling 800.983.0903 during normal business hours.

APPENDIX A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting
Effective May 2025
Contents

I.	Introduction	A-1
A.	Our Approach to Proxy Voting	A-1
B.	Applicability of Policy	A-2

II.	Global Proxy Voting Operational Procedures	A-2
A.	Oversight and Governance	A-2
B.	The Proxy Voting Process	A-3
C.	Retention and Oversight of Proxy Service Providers	A-3
D.	Disclosures and Recordkeeping	A-4
E.	Market and Operational Limitations	A-5
F.	Securities Lending	A-6
G.	Conflicts of Interest	A-6
H.	Voting Funds of Funds	A-7
I.	Review of Policy	A-8

III.	Our Good Governance Principles	A-8
A.	Transparency	A-8
B.	Accountability	A-9
C.	Board Composition and Effectiveness	A-11
D	Capitalization	A-14
E.	Environmental and Social Issues	A-14
F.	Executive Compensation and Performance Alignment	A-15
	Exhibit A	A-16
I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.

A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of

Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
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monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.
D.
Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.

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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
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In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.

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Invesco held shares on the record date but has sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
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Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited, to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider

Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
H.
Voting Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
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Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
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Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.

I.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:

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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.
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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
●
Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
●
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
●
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
●
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
●
We will generally vote against non-independent directors serving on the audit committee.
●
We will generally vote against non-independent directors serving on the compensation committee.
●
We will generally vote against non-independent directors serving on the nominating committee.
●
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
●
We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
●
We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
●
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
●
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
●
We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include for example, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
●
We will generally support proposals requesting that directors stand for election annually.
●
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
●
We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
●
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
●
Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections

Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
●
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
●
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
●
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore,

Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
●
whether we consider the adoption of such proposal would promote long-term shareholder value;
●
the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal;
●
the materiality of the issue(s) being raised;
●
whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
●
the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal;
●
the intentions of the proponent(s) and how they impact the company’s long-term economic success;
●
if the proposal requests greater transparency or disclosure to make an informed assessment; and
●
whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.
F.
Executive Compensation and Performance Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.
Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland, GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.

Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC
*
Invesco entities with specific proxy voting guidelines
1
Invesco entities with specific conflicts of interest policies

Invesco Actively Managed Exchange-Traded Commodity Fund Trust
PART C. OTHER INFORMATION
Item 28. Exhibits.
Exhibit Number			Description
(a)	(1)	(a)	Certificate of Trust. (1)
		(b)	Certificate of Amendment to Certificate of Trust. (8)
	(2)	(a)	Agreement and Declaration of Trust of the Registrant. (1)
		(b)	Amendment No. 1 to the Agreement and Declaration of Trust. (7)
(b)			Amended and Restated By-Laws of the Registrant (effective June 20, 2019). (8)
(c)	(1)		Declaration of Trust of the Registrant, incorporated by reference to Item (a)(2) above.
	(2)		Amended and Restated By-Laws of the Registrant, incorporated by reference to Item (b) above.
(d)	(1)	(a)	Amended and Restated Investment Advisory Agreement (as of February 18, 2021) between the Registrant and Invesco Capital Management LLC. (10)
		(b)	Schedule A (as of April 30, 2025) to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC. (*)
	(2)		Investment Advisory Agreement between Invesco Optimum Yield Diversified Commodity Strategy No K-1 Cayman Ltd. and Invesco Capital Management LLC. (2)
	(3)		Investment Advisory Agreement between Invesco PDBA Cayman Ltd. and Invesco Capital Management LLC. (11)
	(4)		Management Services Agreement between the Registrant and Invesco Capital Management LLC. (11)
	(5)		Amended and Restated Memorandum of Agreement (Advisory Fee Waivers) between the Registrant and Invesco Capital Management LLC dated December 19, 2025. (14)
(e)	(1)	(a)	Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (11)
		(b)	Schedule A (as of April 30, 2024) to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (*)
		(c)	Amendment to the Master Distribution Agreement dated September 17, 2020. (10)
(f)			Not applicable.
(g)	(1)	(a)	Custody Agreement (as of September 17, 2018) between Registrant and The Bank of New York Mellon. (6)
		(b)	Schedule I (as of December 17, 2025) for Custody Agreement between the Registrant and The Bank of New York Mellon. (13)
		(c)	Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon dated July 1, 2024. (12)
(h)	(1)	(a)	Fund Administration and Accounting Agreement (as of September 17, 2018) between Registrant and The Bank of New York Mellon. (5)
		(b)	Amendment to Exhibit A (as of December 17, 2025) to the Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon. (13)
		(c)	Amendment to the Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon dated March 13, 2020. (9)
		(d)	Amendment dated July 1, 2024, to the Fund Administration and Accounting Agreement between the Registrant andThe Bank of New York Mellon. (12)
		(e)	Amendment dated October 29, 2025, to the Fund Administration and Accounting Agreement between the Registrant andThe Bank of New York Mellon. (13)

Exhibit Number	Description
(2) (a)	Amended and Restated Transfer Agency and Service Agreement (as of June 17, 2013) between Registrant and The Bank of New York Mellon. (4)
(b)	Exhibit D (as of December 17, 2025) to the Amended and Restated Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon. (13)
(3)	Form of Participant Agreement between Invesco Distributors, Inc. and the Participant. (14)
(4)	Form of Sublicense Agreement between the Registrant and Invesco Capital Management LLC. (3)
(5)	Form of Rule 12d1-4 Fund of Funds Investment Agreement. (14)
(i)	Consent of Counsel – None.
(j)	Consent of Independent Registered Public Accounting Firm (*)
(k)	Not applicable.
(l)	Subscription Agreement for Providing Initial Capital. (2)
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)	Code of Ethics adopted by the Invesco Family of ETFs, Invesco investment advisers and distributor dated January 2026. (15)
(q)	Powers of Attorney for Trustees Bagge, Barre, Herget, Kole, Lim, Pace, Wicker and Wilson. (*)

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

(1)
Incorporated by reference to Registrant’s filing on Form N-1A, filed on December 30, 2013.
(2)
Incorporated by reference to Registrant’s filing of Pre-Effective Amendment No. 3 on Form N-1A, filed on November 4, 2014.
(3)
Incorporated by reference to Registrant’s filing of Post-Effective Amendment No. 11 on Form N-1A, filed on February 23, 2017.
(4)
Incorporated by reference to Invesco Exchange-Traded Fund Trust II Post-Effective Amendment No. 612 on Form N-1A, filed on July 3, 2017.
(5)
Incorporated by reference to Post-Effective Amendment No. 272 to the Invesco Exchange-Traded Fund Trust’s Registration Statement on Form N-1A, filed on October 24, 2018.
(6)
Incorporated by reference to Post-Effective Amendment No. 26 to the Invesco Exchange-Traded Self-Indexed Fund Trust’s Registration Statement on Form N-1A, filed on November 21, 2018.
(7)
Incorporated by reference to Registrant’s filing of Post-Effective Amendment No. 42 on Form N-1A, filed on February 28, 2019.
(8)
Incorporated by reference to Registrant’s filing of Post-Effective Amendment No. 57 on Form N-1A, filed on February 28, 2020.
(9)
Incorporated by reference to Post-Effective Amendment No. 757 to the Invesco Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A, filed on December 21, 2020.
(10)
Incorporated by reference to Registrant’s filing of Post-Effective Amendment No. 74 on Form N-1A, filed on February 25, 2021.
(11)
Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A, filed August 19, 2022.
(12)
Incorporated by reference to Post-Effective Amendment No. 552 to the Invesco Actively Managed Exchange-Traded Fund Trust’s Registration Statement on Form N-1A, filed on July 9, 2024.
(13)
Incorporated by reference to Post-Effective Amendment No. 864 to the Invesco Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A, filed on December 18, 2025.
(14)
Incorporated by reference to Post-Effective Amendment No. 37 to the Invesco QQQ Trust, Series 1’s Registration Statement on Form N-1A filed on December 19, 2025.

(15)
Incorporated by reference to Post-Effective Amendment No. 590 to the Invesco Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A filed on February 20, 2026.
(*)
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Fund.
None.
Item 30. Indemnification.
The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated December 23, 2013 (the “Declaration of Trust”).
Reference is made to Article IX of the Registrant’s Declaration of Trust, which is incorporated by reference herein:
Subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.
Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
Further Indemnification.
Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.
Amendments and Modifications.
Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31. Business and Other Connections of the Investment Adviser.
Reference is made to the caption “Management of the Fund” in each Prospectus constituting Part A, which is included in this Registration Statement, and “Management” in each Statement of Additional Information constituting Part B, which is included in this Registration Statement.
The information as to the trustees and executive officers of Invesco Capital Management LLC is set forth in Schedule A of Invesco Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on January 15, 2026 (and as amended through the date hereof) and is incorporated herein by reference. The Form ADV may be obtained free of charge, at the SEC's website at www.adviserinfo.sec.gov, and may be requested by File No. 801-61851.
Item 32. Principal Underwriters.
(a) The sole principal underwriter for the Registrant is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:
AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Invesco Dynamic Credit Opportunity Fund
Invesco Senior Loan Fund
Short-Term Investments Trust
Invesco Actively Managed Exchange-Traded Fund Trust
Invesco Actively Managed Exchange-Traded Commodity Fund Trust
Invesco Exchange-Traded Fund Trust II
Invesco Exchange-Traded Fund Trust
Invesco India Exchange-Traded Fund Trust
Invesco Exchange-Traded Self-Indexed Fund Trust
Invesco QQQ Trust, Series 1
(b) The following are the Officers and Directors of Invesco Distributors, Inc., the Registrant’s underwriter.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Clint Harris	None	Director
Brian Kramer	None	Director
John McDonough	None	Director, Chief Executive Officer and President

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Terry Gibson Vacheron	None	Executive Vice President
Mark W. Gregson	None	Chief Financial Officer, Controller and Financial and Operations Principal
Trisha B. Hancock	None	Chief Compliance Officer and Senior Vice President
Rocco Benedetto	None	Senior Vice President
David Borrelli	None	Senior Vice President
Frank Dotro	None	Senior Vice President
George Fahey	None	Senior Vice President
Brian Kiley	None	Senior Vice President
Brian Levitt	None	Senior Vice President
Kevin Neznek	None	Senior Vice President
Adam Rochlin	None	Senior Vice President
Benjamin Stewart	None	Senior Vice President
Paul E. Temple	None	Senior Vice President
Vanessa Touma	None	Senior Vice President
Melanie Ringold	Chief Legal Officer	Secretary
Greg Ketron	None	Treasurer
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
*
The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Houston, Texas 77046-1173.
(c) Not applicable.
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are held in physical possession at the offices, as applicable, of: (1) the Registrant, (2) the Registrant’s investment adviser and (3) the Registrant’s custodian and administrator.
1.	Invesco Actively Managed Exchange-Traded Commodity Fund Trust 3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515
2.	Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois 60515
3.	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286
Item 34. Management Services.
Not applicable.
Item 35. Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and it  has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 26th day of February, 2026.
Invesco Actively Managed Exchange-Traded Commodity Fund Trust
By:	/s/ Brian Hartigan
Brian Hartigan
Title:	President and Trustee
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Brian Hartigan	President and Trustee	February 26, 2026
Brian Hartigan
/s/ Kelli Gallegos	Treasurer	February 26, 2026
Kelli Gallegos
/s/ Adam Henkel	Secretary	February 26, 2026
Adam Henkel
*/s/ Ronn R. Bagge	Vice Chairman and Trustee	February 26, 2026
Ronn R. Bagge
*/s/ Todd J. Barre	Trustee	February 26, 2026
Todd J. Barre
*/s/ Victoria J. Herget	Trustee	February 26, 2026
Victoria J. Herget
*/s/ Marc M. Kole	Trustee	February 26, 2026
Marc M. Kole
*/s/ Yung Bong Lim	Trustee	February 26, 2026
Yung Bong Lim
*/s/ Joanne Pace	Trustee	February 26, 2026
Joanne Pace
*/s/ Gary R. Wicker	Trustee	February 26, 2026
Gary R. Wicker
*/s/ Donald H. Wilson	Chairman and Trustee	February 26, 2026
Donald H. Wilson
*By: /s/ Adam Henkel		February 26, 2026
Adam Henkel
Attorney-In-Fact
*
Adam Henkel signs this Registration Statement pursuant to powers of attorney filed herewith.

Exhibit Index
(d)(1)(b)	Schedule A (as of April 30, 2025) to Amended and Restated Investment Advisory Agreement between the Registrant and Invesco Capital Management LLC.
(e)(1)(b)	Schedule A (as of April 30, 2025) to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.
(j)	Consent of Independent Registered Public Accounting Firm.
(q)	Powers of Attorney for Trustees Bagge, Barre, Herget, Kole, Lim, Pace, Wicker and Wilson.
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document